Registration No. 333-124255

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-14/A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

PRE-EFFECTIVE AMENDMENT NO.                                       [2]

POST-EFFECTIVE AMENDMENT NO.                                      [ ]

                               CLIPPER FUNDS TRUST
                      On behalf of its series CLIPPER FUND
               (Exact Name of Registrant as Specified in Charter)

             2949 East Elvira Road, Suite 101, Tucson, Arizona 85706
                    (Address of Principal Executive Offices)
                                  520-434-3771
                         (Registrant's Telephone Number)

                              Thomas D. Tays, Esq.
                        Vice President & General Counsel
                          Davis Selected Advisers, L.P.
             2949 East Elvira Road, Suite 101, Tucson, Arizona 85706
                                  520-434-3771
                     (Name and Address of Agent for Service)

                                 with copies to:
                              Michael Glazer, Esq.
                     Paul, Hastings, Janofsky & Walker, LLP
                             515 South Flower Street
                          Los Angeles, California 90071

   As soon as practicable after the Registration Statement becomes effective.
                 (Approximate Date of Proposed Public Offering)

Title of Securities Being Registered: for shares of beneficial interest shares of Clipper Fund

Pursuant to Rule 474, this registration statement shall hereinafter become effective in accordance with the provisions of section 8(a) of the Securities
Act of 1933.

No filing fee is due because of reliance on Section 24(f) of the Investment
Company Act of 1940.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following pages and documents:

Front Cover
Contents Page

Part A

Proxy Statement for shareholders of Clipper Fund, Inc. and prospectus for
Clipper Fund Trust on behalf of its series Clipper Fund.

Part B

Statement of Additional Information

Part C

Other Information
Signatures
Exhibits

                               CLIPPER FUND, INC.

                         2949 E. Elvira Road, Suite 101
                             Tucson, Arizona 85706.
                                February 15, 2006
Dear Shareholder:

I am writing on behalf of the Board of Directors of Clipper Fund, Inc. (the
"Fund") to ask for your vote at a Special Meeting of shareholders on three important matters concerning the Fund. At the Meeting, you will be asked to:

     o    ELECT THE FUND'S BOARD OF DIRECTORS. We are proposing the re-election of the three incumbent Directors and the addition of two new
          Directors.

     o    APPROVE THE FUND'S NEW INVESTMENT ADVISER. As you know, the Fund entered into an investment advisory and sub-advisory contract with
          Davis Selected Advisers, L.P. and Davis Selected Advisers-NY, Inc.
          (jointly the "Adviser") effective January 1, 2006, to replace its former adviser Pacific Financial Research, Inc. THESE NEW
          ARRANGEMENTS, WHICH MUST BE APPROVED BY THE SHAREHOLDERS BY MAY 30,
          2006, WILL PROVIDE SUBSTANTIAL COST SAVINGS TO THE FUND AND ITS
          SHAREHOLDERS.

     o    APPROVE THE FUND'S REORGANIZATION. The Fund is a California
          corporation. To improve the Fund's administration, we believe it should be reorganized as a series of a new Delaware statutory trust
          (the "New Fund"). THE PROPOSED REORGANIZATION WILL NOT AFFECT THE
          VALUE OF YOUR INVESTMENT IN THE FUND, AND THE OPERATIONS OF THE NEW
          FUND WILL NOT DIFFER SUBSTANTIALLY FROM THE FUND'S CURRENT OPERATIONS.
          The New Fund's investment objectives and principal investment strategies will be substantially similar to those of the Fund. The
          Adviser will manage the New Fund for the same advisory fee as it manages the Fund. The reorganization will be a tax-free transaction for the Fund and its shareholders.

The Fund will hold a special meeting of shareholders on April 21, 2006 at 1:00
p.m., Eastern time, at the offices of Davis Selected Advisers, L.P., 3480 E.
Britannia Drive, Tucson, Arizona 85706. At the meeting, you will be asked to approve the proposals listed above. THE BOARD OF DIRECTORS OF THE FUND
UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE LISTED PROPOSALS.

The formal Notice of the Special Meeting, the combined proxy statement and prospectus for the Special Meeting, and a proxy card are enclosed. The proposals and the reasons for the Board of Directors' unanimous recommendations are discussed in greater detail in the enclosed materials, which you should read carefully. If you have any questions about the proposals, please do not hesitate to call Shareholder Services toll free at 1-800-432-2504 during business hours,
9 a.m. to 6 p.m. Eastern time, Monday through Friday.

Your continued interest in the Fund is gratefully acknowledged. Whether or not you expect to attend the Meeting, it is important that your shares be represented. Therefore, I urge you to vote FOR the election of each of the nominees to the Board, FOR the new advisory arrangements, and FOR the reorganization.

Sincerely,

Norman B. Williamson
Chairman, Clipper Fund Board of Directors

While we recommend that you read the complete Proxy Statement/Prospectus, for your convenience we have provided answers to some anticipated questions and a brief summary of the issues to be voted on.

                               QUESTIONS & ANSWERS
                             REGARDING THE PROPOSALS

PROPOSAL 1:  ELECTION OF DIRECTORS

Q. WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE?

A. Shareholders are being asked to elect the five nominees listed under Proposal
1 ("Nominees") as Directors of the Fund. All Nominees except Lawrence E. Harris and Steven N. Kearsley are currently Directors of the Fund.

Q. HOW DO THE DIRECTORS OF THE FUND SUGGEST THAT I VOTE?

A. The Directors of the Fund unanimously recommend that you vote "FOR" each
Nominee.

PROPOSAL 2:  APPROVING THE NEW ADVISORY CONTRACT

Q. WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE?

A. Shareholders are being asked to approve an investment advisory and sub-advisory contract (collectively, the "New Advisory Contract") with the Davis
Selected Advisers, L.P. and Davis Selected Advisers -NY, Inc. (collectively, the
"Adviser").

Q. WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE THE NEW ADVISORY CONTRACT?

A. On September 30, 2005, the Fund's previous investment adviser, Pacific
Financial Research, Inc. ("PFR"), announced its intention to reorganize with an affiliated company on or about January 1, 2006. The reorganization was part of a succession planning process to address the decision of three of the six principals of PFR and portfolio managers of the Fund, James H. Gipson, Michael
C. Sandler and Bruce G. Veaco, to leave PFR on December 31, 2005 and resign their positions with the Fund.

After considerable review of the alternatives for future management of the Fund, the Fund's Board of Directors approved the New Advisory Contract with the
Adviser, effective January 1, 2006. The Investment Company Act of 1940, as
amended, requires the New Advisory Contract to be approved by the Fund's shareholders no later than May 30, 2006. If shareholders do not approve the New
Advisory Contract, the Board will have to take further appropriate action after reviewing the available alternatives, which may include re-soliciting shareholder approval.

Q. HOW DO THE DIRECTORS OF THE FUND SUGGEST THAT I VOTE?

A. The Directors of the Fund believe that the New Advisory Contract provides substantial benefits to the Fund and its shareholders, and unanimously recommend that you vote "FOR" the New Advisory Contract.

PROPOSAL 3:  THE REORGANIZATION

Q. WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE?

A. Shareholders are being asked to approve the reorganization of the Fund (the
"Reorganization") into the recently organized Clipper Fund series (the "New
Fund") of Clipper Funds Trust, a Delaware statutory trust (the "Trust"). The
Reorganization is explained in detail in the combined proxy
statement/prospectus.

Q. WHY AM I RECEIVING A COMBINED PROXY STATEMENT/PROSPECTUS?

A. The investment objectives and strategies of the Fund and the New Fund are generally similar; however, their investment restrictions differ in some respects. These differences are described in the enclosed Proxy
Statement/Prospectus.

Q. WHY ARE THE DIRECTORS OF THE FUND RECOMMENDING THE REORGANIZATION OF THE FUND
INTO THE NEW FUND?

A. The Board of Directors determined that the Reorganization will improve the
Fund's administration and is in the best interests of the shareholders of the
Fund. In approving the Reorganization, key factors considered by the Fund Board included:

     o    Delaware law contains provisions specifically designed for mutual funds which take into account their unique structure and operations.
          Under Delaware law, funds are able to simplify their operations by reducing administrative burdens, without sacrificing the federal or state advantages of a mutual fund. Delaware law allows greater flexibility in drafting a fund's governing documents, which can result in greater efficiencies of operation and savings for a fund and its shareholders. Furthermore, there is a well-established body of corporate legal precedent that may be relevant in deciding issues pertaining to Delaware statutory trusts.

     o    It would not be practicable for the Fund to offer one or more additional mutual fund investment portfolios in the future if it wishes to do so. While the Fund would legally be permitted to create more than one investment portfolio, California law does not explicitly provide that the shareholders of one investment portfolio will not be burdened by the liabilities of another investment portfolio. Delaware law recognizes that funds may operate in series with separate assets and liabilities.

     o    For reasons such as those described above, few mutual funds are organized as California corporations. Further, in recent years many mutual funds organized as corporations under the laws of other states have reorganized as Delaware statutory trusts.

     o    The New Fund will have the same investment objective as the Fund and substantially similar principal investment strategies and risks as the
          Fund.

     o    If approved by shareholders as investment adviser to the Fund, the
          Adviser will also serve as the investment adviser to the New Fund on substantially similar terms and conditions and for the same fee.

     o    The shareholder services and privileges available to shareholders of the New Fund will be substantially the same as those available to shareholders of the Fund.

     o    For Federal income tax purposes, the Reorganization is intended to be a tax-free transaction for the Fund and its shareholders.

Q  HOW WILL THE FUND BE REORGANIZED?

A. As a result of the Reorganization, the assets and liabilities of the Fund will be transferred to the New Fund, and the shareholders of the Fund will become shareholders of the New Fund.

Q. WHAT IS THE ANTICIPATED TIMING OF THE REORGANIZATION?

A. The meeting of shareholders to consider the proposal is scheduled to occur on
April 21, 2006. If all necessary approvals are obtained, the proposed
Reorganization will occur on or about May 1, 2006.

Q. DO I NEED TO TURN IN MY SHARE CERTIFICATES IN CONNECTION WITH THE
REORGANIZATION?

A. No. Shareholders of the Fund holding certificates representing their shares will not be required to surrender their certificates to anyone in connection with the Reorganization. However, such shareholders will have to surrender their certificates in order to redeem, transfer or pledge the shares of the New Fund they receive as part of the Reorganization.

Q. WHO WILL RECEIVE THE PROXY STATEMENT/PROSPECTUS?

A. The Proxy Statement/Prospectus will be mailed to all persons and entities that held shares of record in the Fund on or about the "record date," February
1, 2006.

Q. HOW DO THE DIRECTORS OF THE FUND SUGGEST THAT I VOTE?

A. After careful consideration of the proposed Reorganization, the Directors of the Fund unanimously recommend that you vote "FOR" the Plan.

GENERAL QUESTIONS AND ANSWERS

Q. WHO IS PAYING THE EXPENSES RELATED TO THE PROXY AND SHAREHOLDER MEETING?

A. The Adviser has agreed to pay the expenses related to the proxy and the
Meeting, including the expenses of the Reorganization, whether or not the
Proposals are approved.

Q. WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that each proposal can be acted upon. Your immediate response to the enclosed proxy card(s) will help save the expenses of any further solicitations for a shareholder vote.

Q. HOW CAN I VOTE MY SHARES?

A. You may vote by proxy in any of the following ways:

INTERNET - You can vote online at internet address printed on your proxy card.
The required control number is printed on your enclosed proxy card. If this feature is used, you are giving authorization for another person to execute your proxy and there is no need to mail the proxy card.

TELEPHONE - To vote by phone, please call toll-free telephone number printed on your proxy card. The required control number is printed on your enclosed proxy card. If this feature is used, you are giving authorization for another person to execute your proxy and there is no need to mail the proxy card.

BY MAIL - If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card and return it in the postage-paid envelope provided, which needs no postage if mailed within the United States.

IN PERSON - You may also vote your shares by attending the Meeting and voting your shares in person.

Q. WHO CAN I CALL IF I HAVE QUESTIONS?

A. Representatives of the Fund will be happy to answer your questions about the proxy solicitation. Simply call Shareholder Services toll free at 1-800-432-2504 for questions between 9:00 a.m. and 6:00 p.m. Eastern time, Monday through
Friday. If you need assistance in voting your shares, please contact D.F. King &
Co., the Funds' proxy solicitor, toll free at 1-800-431-9629.

                               CLIPPER FUND, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 21, 2006

To the shareholders of Clipper Fund, Inc.

NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of Clipper Fund,
Inc. (the "Fund") will be held on April 21, 2006, 1:00 p.m., Eastern Time, at the offices of Davis Selected Advisers, L.P., 3480 E. Britannia Drive, Tucson,
Arizona 85706 for the following purposes:

         1. To elect five Directors of the Fund.

         2. To approve an investment advisory and sub-advisory contract between the Fund and Davis Selected Advisers, L.P. and Davis Selected
         Advisers-NY, Inc.

         3. To approve an Agreement and Plan of Reorganization and Termination
         providing for the acquisition of all of the assets of the Fund by the
         Clipper Fund series (the "New Fund") of Clipper Funds Trust in exchange for shares of the New Fund and assumption of the liabilities of the
         Fund by the New Fund, and for the distribution of such shares to shareholders of the Fund in liquidation of the Fund.

         4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The proposed election of Directors, approval of an investment advisory and sub-advisory contract, and reorganization are each described in the attached
Proxy Statement/Prospectus. THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY
RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS.

The Board of Directors has fixed the close of business on February 1, 2006, as the record date for determination of shareholders entitled to notice of, and to vote at, the meeting.

By Order of the Board of Directors

Thomas Tays
Secretary

PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD OR VOTE
ON-LINE OR BY TELEPHONE. YOU MAY THINK THAT YOUR VOTE IS NOT IMPORTANT, BUT IT
IS VITAL TO ENSURE A QUORUM AT THE SPECIAL MEETING AND AVOID ADDED SOLICITATION
COSTS. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY
SUBMITTING TO THE FUND A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED
PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

                           PROXY STATEMENT/PROSPECTUS
                             DATED FEBRUARY 15, 2006

                               CLIPPER FUND, INC.
                         2949 E. Elvira Road, Suite 101
                              Tucson, Arizona 85706
                                 1-800/432-2504

This Proxy Statement/Prospectus is being furnished to shareholders of Clipper
Fund, Inc. (the "Fund") in connection with proposals to:

     (1)  elect the Fund's Board of Directors;

     (2)  approve an investment advisory and sub-advisory contract between the
          Fund and Davis Selected Advisers, L.P. and Davis Selected Advisers-NY,
          Inc. (jointly the "Adviser"); and

     (3)  approve proposed Agreement and Plan of Reorganization and Termination
          (the "Reorganization Plan") of the Fund.

The proposals are being submitted to shareholders of the Fund for consideration at a special meeting of shareholders to be held on April 21, 2006, at 1:00 p.m.,
Eastern time, at the offices of the Adviser (the "Meeting"). The record date for shareholders entitled to vote at the meeting is February 1, 2006 (the "Record
Date").

This Proxy Statement/Prospectus, which should be retained for future reference, concisely sets forth among other things the information about the New Fund that a prospective investor should know before investing. A Statement of Additional
Information dated February 15, 2006, relating to this Proxy Statement/Prospectus and the Reorganization has been filed with the Securities and Exchange
Commission ("SEC") and is incorporated by reference into this Proxy
Statement/Prospectus. A copy of the Statement of Additional Information is available upon request and without charge by calling Shareholder Services toll free at 1-800-432-2504 during business hours, 9 a.m. to 6 p.m. Eastern time.

AN INVESTMENT IN THE NEW FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR
GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
AGENCY. AN INVESTMENT IN THE NEW FUND INVOLVES INVESTMENT RISKS, INCLUDING
POSSIBLE LOSS OF PRINCIPAL. THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY
STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                                                PAGE
                                                                                                ----

                                   PROPOSAL 1

                            ELECTION OF THE DIRECTORS

                           ---------------------------

ABOUT PROPOSAL 1

Shareholders will be asked to vote at the Meeting to elect five nominees listed below ("Nominees") as Directors of the Fund. Each Nominee so elected will hold office as Director until his successor is elected and qualifies, or until his term as Director is terminated as provided in the Fund's By-Laws. The Fund is not required to hold meetings of shareholders if the election of Directors is not required under the Investment Company Act of 1940, as amended (the "1940
Act"). It is the present intention of the Board of Directors of the Fund (the
"Fund Board") not to hold annual meetings of shareholders unless such shareholder action is required, although the Fund will hold shareholder information sessions on an annual basis.

All Nominees named below except Lawrence E. Harris and Steven N. Kearsley are currently Directors of the Fund and each has served in that capacity since originally elected or appointed. Each Nominee has consented to being named in this Proxy Statement/Prospectus and indicated his willingness to serve if elected. All Nominees are also Trustees of Clipper Funds Trust.

NOMINEES TO THE BOARD

Information about the Nominees, including their business addresses, ages, principal occupations during the past five years, and other current directorships of publicly traded companies or funds, are set forth in the table below. All Nominees are considered "independent" as none is an "interested person" of the Fund as that term is defined in Section 2(a)(19) of the 1940 Act.

                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                                       TERM OF         PRINCIPAL          IN FUND
                                    POSITION(S)      OFFICE AND      OCCUPATION(S)        COMPLEX            OTHER
                                   HELD WITH THE      LENGTH OF      DURING PAST 5      OVERSEEN BY   DIRECTORSHIPS HELD
   NAME, ADDRESS, AND AGE               FUND         TIME SERVED         YEARS           NOMINEE*         BY NOMINEE

INDEPENDENT DIRECTORS

F. Otis Booth, Jr.                   Director        Indefinite     Private investor         2        Trustee, Clipper
2949 E. Elvira Road, Suite 101                       and since                                        Funds Trust
Tucson, Arizona 85706                                   1984
born 09/28/1923

Lawrence P. McNamee                   Director       Indefinite     Retired educator         2        Trustee, Clipper
2949 E. Elvira Road, Suite 101                        and since                                       Funds Trust
Tucson, Arizona 85706                                   1984
born 09/12/1934

Norman B. Williamson                Director and     Indefinite     Private investor         2        Trustee, Clipper
2949 E. Elvira Road, Suite 101      Chairman of the     and since                                       Funds Trust
Tucson, Arizona 85706                  Board            1984
born 05/18/1932

                                        4

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                                       TERM OF         PRINCIPAL          IN FUND
                                    POSITION(S)      OFFICE AND      OCCUPATION(S)        COMPLEX            OTHER
                                   HELD WITH THE      LENGTH OF      DURING PAST 5      OVERSEEN BY   DIRECTORSHIPS HELD
   NAME, ADDRESS, AND AGE               FUND         TIME SERVED         YEARS           NOMINEE*         BY NOMINEE

                                                                      Professor of
                                                                      Finance and
                                                                        Business
                                                                       Economics,
Lawrence E. Harris                                                  Marshall School
2949 E. Elvira Road, Suite 101        Nominee            N/A          of Business,           1         Trustee, Clipper
Tucson, Arizona 85706                                                University of                      Funds Trust;
born 09/16/1956                                                         Southern
                                                                    California, Los
                                                                      Angeles, CA;
                                                                      former Chief
                                                                    Economist of SEC
                                                                      (2002-2004)

                                                                   Private investor;
                                                                    owner, Old Peak
Steven N. Kearsley                                                 Tree Farm; former
2949 E. Elvira Road, Suite 101        Nominee            N/A         Vice President          1         Trustee, Clipper
Tucson, Arizona 85706                                               and Treasurer of                      Funds Trust
born 09/29/1941                                                     27 mutual funds
                                                                   in American Funds
                                                                     family (until
                                                                         1997)

*The two portfolios are the Fund, which will terminate if the Reorganization is approved by shareholders, and the Clipper Fund series of Clipper Funds Trust.

SHARE OWNERSHIP

As of the Record Date, the Nominees and the executive officers of the Fund beneficially owned individually and collectively as a group approximately 20% of the outstanding shares of the Fund.

The following table sets forth the aggregate dollar range of shares of the Fund owned by each Nominee as of the Record Date. The information as to beneficial ownership is based on statements furnished by each Nominee.

--------------------------------------------------------------------------------
                                                        DOLLAR RANGE OF SHARES
                                                              IN THE FUND
--------------------------------------------------------------------------------
INDEPENDENT NOMINEES
--------------------------------------------------------------------------------
F. Otis Booth Jr.                                            Over $100,000
--------------------------------------------------------------------------------
Lawrence P. McNamee                                          Over $100,000
--------------------------------------------------------------------------------
Norman B. Williamson                                         Over $100,000
--------------------------------------------------------------------------------
Lawrence E. Harris                                               None
--------------------------------------------------------------------------------
Steven N. Kearsley                                               None
--------------------------------------------------------------------------------

During the fiscal year ended December 31, 2005, the Fund's Board of Directors met 16 times. It is expected that the Board of Directors will meet at least quarterly at regularly scheduled meetings. Each incumbent Director attended at least 75% of the meetings of the Fund Board

held during the last fiscal year, including the meetings of the Fund Board's standing committees on which such Trustee was a member.

DIRECTOR COMPENSATION

Directors of the Fund who are not employees of the Adviser receive an aggregate annual retainer of $10,000 from the Fund for service on the Fund Board.
Directors are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The following table sets forth Director compensation for the fiscal year ending
December 31, 2005.

----------------------------------------------------------------------------------------------------------------
                              AGGREGATE      PENSION OR RETIREMENT    ESTIMATED ANNUAL     TOTAL COMPENSATION
                          COMPENSATION FROM   BENEFITS ACCRUED AS       BENEFITS UPON       FROM FUND COMPLEX
         DIRECTOR              THE FUND      PART OF FUND EXPENSES       RETIREMENT         PAID TO DIRECTORS
----------------------------------------------------------------------------------------------------------------

"INTERESTED" DIRECTOR
----------------------------------------------------------------------------------------------------------------
James H. Gipson(1)               $0                     $0                     $0                   $0
----------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
----------------------------------------------------------------------------------------------------------------
F. Otis Booth, Jr.,             $10,000                 $0                     $0                  $10,000
Director
----------------------------------------------------------------------------------------------------------------
Lawrence P. McNamee,
Director                        $10,000                 $0                     $0                  $10,000
----------------------------------------------------------------------------------------------------------------
Norman B. Williamson,           $10,000                 $0                     $0                  $10,000
Director
----------------------------------------------------------------------------------------------------------------

(1) Mr. Gipson resigned as a director of the Fund effective on the close of business December 31, 2005.

STANDING COMMITTEES

The Fund Board has an Audit Committee comprised solely of directors who are not
"interested persons" of the Fund, as that term is defined in the 1940 Act
("Independent Directors"). Messrs. Booth, McNamee and Williamson are the current members of the Committee. The Fund Board has adopted a written Audit Committee
Charter. The Committee makes recommendations to the Board of Directors with respect to the engagement of the Fund's independent registered public accounting firm (the "Accounting Firm"), approves all auditing and other services provided to the Fund by the Accounting Firm, and reviews with the Accounting Firm the plan and results of the audit engagement and matters having a material effect on the Fund's financial statements. During the year ended December 31, 2005, the
Audit Committee held one meeting.

The Fund Board has a Nominating Committee, comprised solely of Independent
Directors. Messrs. Booth, McNamee and Williamson are the current members of the
Committee. The Fund Board has adopted a written Nominating Committee Charter
(attached as Appendix C). The Nominating Committee periodically reviews such issues as the Fund Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the Board of Directors. During the year ended December 31, 2005, the
Nominating Committee held one meeting.

The Fund Board has adopted the following procedures by which shareholders may recommend nominees to the Fund's Board of Directors. While the Nominating
Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Fund Board, so long as the shareholder or shareholder group submitting a proposed nominee: beneficially owns more than 5% of the Fund's voting shares and has held such shares continuously for two years, and is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Fund). Nominees must meet certain criteria set forth in the attached Nominating Committee Charter. No eligible shareholder or shareholder group may submit more than one independent Board member nominee each year. Such suggestions must be sent in writing to the Fund's Secretary, and must be accompanied by the shareholder's contact information, the nominee's contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of
1934, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Fund's proxy statement if so designated by the Nominating Committee and the Board of Directors.

Shareholders may communicate with the Fund Board by writing to Thomas Tays,
Secretary of Clipper Fund, 2949 East Elvira Road, Suite 101, Tucson, Arizona
85706.

EXECUTIVE OFFICERS

Officers of the Fund are elected by the Board of Directors to oversee the day-to-day activities of the Fund. The following persons are currently executive officers of the Fund:

     EXECUTIVE OFFICER                   TITLE               TERM OF OFFICE

Christopher Davis                      President               Indefinite
2949 E. Elvira Road, Suite 101                                  and since
Tucson, Arizona 85706                                          December 19,
born 7/13/65                                                       2005

Kenneth Eich                         Executive Vice            Indefinite
2949 E. Elvira Road, Suite 101         President,              and since
Tucson, Arizona 85706                  Principal              December 19,
born 8/14/53                           Executive                  2005
                                        Officer

Sharra Reed                              Vice                   Indefinite
2949 E. Elvira Road, Suite 101        President,                and since
Tucson, Arizona 85706                    Chief                 December 19,
born 9/25/66                          Compliance                   2005
                                        Officer

Douglas Haines                           Vice                   Indefinite
2949 E. Elvira Road, Suite 101        President,                and since
Tucson, Arizona 85706                  Principal               December 19,
born 3/4/71                            Financial                   2005
                                        Officer

Thomas Tays                              Vice                   Indefinite
2949 E. Elvira Road, Suite            President,                and since
Tucson, Arizona 85706                  Secretary               December 19,
born 3/7/57                                                        2005

All Fund officers hold positions as executive officers with the Adviser and its affiliates, including Davis Selected Advisers, L.P., Davis Selected Advisers -
NY, Inc., Davis Distributors, LLC (the Fund's principal underwriter), and other affiliated companies. Clipper Fund does not pay salaries to any of its officers.
The principal occupation for the last five years for each executive officer is described below:

CHRISTOPHER C. DAVIS. Chairman and Chief Executive Officer, Davis Selected
Advisers, L.P. Also serves as an executive officer in certain companies affiliated with the Adviser; as sole member of the Davis Selected Advisers,
L.P.'s general partner, Davis Investments, LLC; as Chief Executive Officer,
President or Vice President of each of the funds in the Davis Fund family of funds and the Selected Fund family of funds; and as an employee of Shelby Cullom
Davis & Co., a registered broker/dealer.

KENNETH C. EICH. Chief Operating Officer, Davis Selected Advisers, L.P. Also
serves as an executive officer in certain companies affiliated with the Adviser, and as Executive Vice President and Principal Executive Officer of each of the
Davis Funds and Selected Funds.

DOUGLAS A. HAINES, CPA. Director of Fund Accounting, Davis Selected Advisers,
L.P. Also serves as Vice President, Treasurer, Chief Financial Officer,
Principal Financial Officer, and Principal Accounting Officer of each of the
Davis Funds and Selected Funds.

SHARRA L. REED. Vice President and Chief Compliance Officer, Davis Selected
Advisers, L.P. Also serves as an executive officer in certain companies affiliated with the Adviser, and as Vice President and Chief Compliance Officer
of the Davis Funds and Selected Funds.

THOMAS D. TAYS, CPA, CFA. Chief Legal Officer and Secretary, Davis Selected
Advisers, L.P. Also serves as an executive officer in certain companies affiliated with the Adviser, and as Vice President and Secretary of each of the
Davis Funds and Selected Funds.

INDEPENDENT AUDITORS

The firm of PricewaterhouseCoopers LLP ("PwC") has been selected as the
Accounting Firm of the Fund for the fiscal year ending December 31, 2005 and acted in the same capacity for the fiscal year ending December 31, 2004. The
Fund's Annual Report for 2004 is publicly available; the Fund's Annual Report for the year ended December 31, 2005 is expected to be publicly available on or about March 1, 2006, but is not yet available as of the effective date of this
Proxy Statement/Prospectus. Representatives of PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

PwC has confirmed to the Audit Committee of the Fund Board that it is an independent auditing firm with respect to the Fund, in accordance with
Independence Standards Board Standard No. 1.

Certain information concerning the fees and services provided by PwC to the Fund for the Fund's years ended December 31, 2004 and 2003 is provided below.

Audit Fees: For the Fund's 2003 and 2004 fiscal years, the Fund paid PwC fees in the amount of $29,500 and $35,846, respectively, for professional services rendered for the audit of the Fund's annual financial statements and services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees: For the Fund's 2003 and 2004 fiscal years, the Fund did not pay PwC for assurances or related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under the Audit Fees above.

Tax Fees: For the Fund's 2003 and 2004 fiscal years, the Fund paid PwC fees in the amounts of $0 and $6,000, respectively, for professional services rendered for tax compliance, tax advice, and tax planning, which were comprised of the review of the Fund's income tax returns and tax distribution requirements.

All Other Fees: For the Fund's 2003 and 2004 fiscal years, the Fund did not pay
PwC any fees for products and services other than those disclosed above.

The Fund's Audit Committee Charter requires pre-approval by the Audit Committee of all audit and permissible non-audit services to be provided to the Fund by
PwC, including fees. For the 2003 and 2004 fiscal years, Pacific Financial
Research, Inc., the Fund's former adviser ("PFR"), paid PwC $15,000 and $20,600, respectively, for AIMR-PPS(R) performance verification services. The Audit
Committee considered these non-audit services provided to the former investment adviser and determined that they were compatible with maintaining PwC's independence when providing services to the Fund.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES TO
                            THE BOARD OF DIRECTORS.

                            ------------------------

                                   PROPOSAL 2

      APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACT WITH DAVIS
          SELECTED ADVISERS, L.P. AND DAVIS SELECTED ADVISERS-NY, INC.

                           --------------------------

ABOUT PROPOSAL 2

On September 30, 2005, the Fund's previous investment adviser, Pacific Financial
Research, Inc. ("PFR"), announced its intention to reorganize with an affiliated company, Barrow, Hanley, Mewhinney & Strauss, Inc. on or about January 1, 2006.
The reorganization was part of a succession planning process to address the decision of three of the six principals of PFR and portfolio managers of the
Fund, James H. Gipson, Michael C. Sandler and Bruce G. Veaco, to leave PFR on
December 31, 2005 and resign their positions with the Fund.

After substantial consideration (as described in detail below), the Board approved the New Advisory Contract with the Adviser, effective January 1, 2006.
Under the 1940 Act, the New Advisory Contract will expire on May 30, 2006 unless approved by the shareholders of the Fund. If approved by shareholders the New

Advisory Contract will continue until January 1, 2008, and thereafter so long as it is approved by the Board annually in accordance with legal requirements. A copy of the New Advisory Contract is attached to this Proxy Statement/Prospectus as Appendix D. If the Reorganization (Proposal 3) is approved, the Trust will enter into a substantially similar contract with the Adviser.

If the Fund's shareholders do not approve the New Advisory Contract, the Board will take appropriate action to ensure continued management of the Fund after reviewing the available alternatives, which may include re-soliciting shareholder approval of the New Advisory Contract.

THE ADVISER

Davis Selected Advisers, L.P. has served as the investment adviser for the Fund since January 1, 2006. Its headquarters are located at 2949 East Elvira Road,
Suite 101, Tucson, Arizona 85706. Davis Selected Advisers, L.P. provides investment advice for the Fund, manages its business affairs and provides it with day-to-day administrative services. Davis Selected Advisers, L.P. also serves as investment adviser for other mutual funds and institutional and individual clients, and as of December 31, 2005 managed client assets totaling approximately $72 billion.

Davis Selected Advisers-NY, Inc., has served as the sub-adviser for the Fund since January 1, 2006. Its offices are located at 609 Fifth Avenue, New York,
New York 10017. Davis Selected Advisers-NY, Inc., also provides investment management and research services for other mutual funds and institutional clients. It is a wholly owned subsidiary of Davis Selected Advisers, L.P., and its fee is paid by Davis Selected Advisers, L.P., not by the Fund.

The fee which Davis Selected Advisers, L.P. will receive from the Fund for its services is described below in "The New Advisory Contract."

THE PRIOR ADVISORY CONTRACT

Prior to January 1, 2006, PFR served as the Fund's investment adviser. For its services under the prior investment advisory contract ("Prior Advisory
Contract"), PFR received compensation from the Fund in the amount of 1% of the
Fund's average daily net assets. The Prior Advisory Contract was terminable on
60 days' written notice by vote of a majority of the Fund's outstanding shares, or by vote of a majority of the Fund's entire Board of Directors, or by PFR on
60 days written notice, and automatically terminated in the event of its assignment (as defined in the 1940 Act). The Prior Advisory Contract provided that in the absence of willful misfeasance, bad faith or gross negligence on the part of PFR, or of reckless disregard of its obligations thereunder, PFR was not liable for any action or failure to act in accordance with its duties thereunder. The Prior Advisory Contract was approved by the Fund's initial shareholder upon organization of the Fund in 1983 and was last approved by the
Board of Directors of the Fund, including a majority of the Independent
Directors, at a meeting of the Board of Directors held on June 14, 2005.

                                       10

The Fund paid investment advisory fees to PFR of $62,434,656, $69,420,087, and
$56,928,901 for the years ended December 31, 2005, 2004, and 2003, respectively.

THE NEW ADVISORY CONTRACT

The Fund entered into the New Advisory Contract with the Adviser as of January
1, 2006. If approved by shareholders prior to May 30, 2006, the New Advisory
Contract will continue until January 1, 2008, and thereafter so long as it is approved by the Board annually in accordance with legal requirements.

Under the New Advisory Contract, Davis Selected Advisers, L.P. is entitled to receive for its services a management fee as follows (expressed as a percentage of the Fund's average daily net assets): 0.65% of assets up to $500 million,
0.60% of assets greater than $500 million and up to $1 billion, 0.55% of assets greater than $1 billion and up to $3 billion, 0.54% of assets greater than $3 billion and up to $4 billion, 0.53% of assets greater than $4 billion and up to
$5 billion, 0.52% of assets greater than $5 billion and up to $6 billion, 0.51%
of assets greater than $6 billion and up to $7 billion, 0.50% of assets greater than $7 billion and up to $10 billion, and 0.485% of assets greater than $10 billion. For calendar year 2006, Davis Selected Advisers, L.P. has agreed to voluntarily waive all management fees in excess of 0.50%.

The New Advisory Contract is terminable on 60 days' written notice, by vote of a majority of the outstanding shares, or by vote of a majority of the Fund's
Board, or by the Adviser on 60 days written notice, and automatically terminates in the event of its assignment (as defined in the 1940 Act).

The New Advisory Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser is not liable for any action or failure to act in accordance with its duties thereunder. The Fund agrees to indemnify and hold harmless the Adviser (and related persons) against any loss (including reasonable attorneys fees) to which such persons may become subject, insofar as such loss arises out of or is based upon any claims relating to actions or omission by the Fund's former investment adviser.

The New Advisory Contract was approved by the Board (including a majority of the
Independent Directors) on December 19, 2005. Shareholders will be asked to approve the contract at the Meeting. The New Advisory Contract is attached to this Proxy Statement/Prospects as Appendix D.

OTHER ADMINISTRATIVE AND SUPPORT SERVICES

In addition to the New Advisory Contract, the Fund has entered into several other agreements pursuant to which the Adviser and its affiliates provide administrative and other support services to the Fund and its shareholders beginning January 1, 2006:

          o    The Fund has entered into an Administrative Services Agreement with Davis Selected Advisers, L.P. ("Davis"), pursuant to which
               Davis provides basic financial,

                                       11

               administrative and legal services to the Fund. The Fund
               reimburses Davis only for its reasonable out-of-pocket costs in providing these services.

          o    The Fund has entered into a Shareholder Services Agreement with
               Davis, pursuant to which Davis handles telephone calls from shareholders and broker-dealers, general correspondence for share redemptions and exchanges, shareholder account maintenance, shareholder account transfers, and provides information
               technology and telecommunications systems for support and
               servicing of shareholder accounts. Davis has entered into similar agreements with the other funds managed by the Adviser. A portion of its costs to perform these functions are allocated to the Fund and such other funds.

          o    The Fund has entered into a Principal Underwriting Agreement with
               Davis Distributors, LLC (the "Distributor"), a registered
               broker-dealer affiliated with the Adviser which acts as
               distributor of the funds managed by the Adviser. The Distributor is not separately compensated for its services, and pays the expenses of printing and distributing prospectuses, reports and sales literature prepared for use in connection with the
               distribution of Fund shares.

HOW WILL THE NEW ADVISORY CONTRACT AFFECT THE EXPENSES OF THE FUND?

The fees payable to the Adviser by the Fund under the New Advisory Contract are substantially less than the fees payable by the Fund to PFR under the Prior
Advisory Contract. The following table sets forth: (1) the aggregate amount of operating expenses paid by the Fund to PFR for the fiscal year ended December
31, 2005; (2) the aggregate amount of operating expenses that the Fund would have paid for the fiscal year ended December 31, 2005 if the New Advisory and
Sub-Advisory Contract had been in effect for that year; and (3) the difference between the amount of operating expenses in column (1) as compared to column (2)
stated as a dollar amount and as a percentage of the amount in column (1).

                                       (2)
                                       NEW OPERATING
               (1)                     EXPENSES THAT
               CURRENT OPERATING       WOULD HAVE BEEN     DIFFERENCE          DIFFERENCE
               EXPENSES PAID FOR       PAID FOR FISCAL     BETWEEN (1) AND     BETWEEN (1) AND
               FISCAL YEAR ENDED       YEAR ENDED          (2) AS A DOLLAR     (2) AS A
               DECEMBER 31, 2005       DECEMBER 31, 2005   AMOUNT              PERCENTAGE
               -----------------       -----------------   ------              ----------

               69,369,234              41,326,253          28,042,981          40.43%

                                       12

EVALUATION BY THE BOARD OF DIRECTORS

The Independent Directors were informed on September 30, 2006 that PFR intended to reorganize with Barrow, Hanley, Mewhinney & Strauss, Inc., an affiliate of
PFR, on or about January 1, 2006. PFR indicated that the reorganization was part of a succession planning process to address the decision of James H. Gipson,
Michael C. Sandler and Bruce G. Veaco, three of the six principals of PFR and portfolio managers of the Fund, to leave PFR at the end of 2005. Accordingly, during the next two months the Independent Directors conducted a thorough evaluation of potential replacements for PFR, concentrating their search on firms that would continue the investment approach that the Fund has followed over the years. The Independent Directors retained Wilshire Associates, a global investment consulting, investment management and investment technology firm, to assist their evaluation of alternatives for management of the Fund.

During the intensive two-month evaluation period, the Independent Directors held nine separate special meetings with Wilshire Associates and various potential portfolio management firms, without additional compensation for these special meetings. In addition, the Independent Directors and the Fund's chief compliance officer visited the offices of various potential managers. This process culminated at an in-person meeting of the Board of Directors on December 19,
2005, at which the Independent Directors unanimously recommended that the Fund enter into the New Advisory Contract with the Adviser, and the Board of
Directors of the Fund (with Mr. Gipson abstaining and the Independent Directors voting separately) approved the New Advisory Contract and authorized the submission of the New Advisory Contract to the shareholders of the Fund for their approval.

In deciding to select the Adviser as the Fund's new investment manager, the
Independent Directors evaluated information provided by the Adviser and other potential candidates in accordance with Section 15(c) of the 1940 Act, as well as information provided by the Adviser and other potential candidates and by
Wilshire Associates at prior Board meetings and the results of the Independent
Directors' in-person interviews and office visits. The information below summarizes the Board's considerations in connection with its approval of the New
Advisory Contract. In deciding to approve the New Advisory Contract, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval. In considering these matters, the Directors were advised with respect to relevant legal standards by counsel to the Fund and the Independent Directors. Management of
PFR (other than its chief compliance officer, who also served as the Fund's
Chief Compliance Officer) did not participate in any of the Independent
Directors' deliberations.

NATURE AND QUALITY OF SERVICES. In managing the Fund since its inception, PFR employed an unconventional approach characterized, among other things, by the use of a fundamental value-based analysis of investment opportunities, a non-diversified concentrated investment portfolio, and a willingness to maintain
Fund assets in cash when PFR was unable to find investments it believed were selling at attractive discounts to their intrinsic values. In selecting a new manager for the Fund, the Independent Directors sought among other things to identify firms with an investment approach that was as consistent as practicable with the investment approach expected

                                       13

by the Fund's shareholders when they invested in the Fund. Based on their review of the materials submitted by the Adviser and other potential candidates, and their in-person interviews with portfolio management personnel of the Adviser and other potential candidates, the Independent Directors concluded that although the Adviser was less likely than PFR to maintain a very substantial portion of the Fund's portfolio in cash from time-to-time, the Adviser was willing to retain cash balances when appropriate and the Adviser's basic investment approach was substantially similar to the Fund's historical approach.

In considering the quality of services the Adviser would be able to provide to the Fund, the Board reviewed among other things the performance of a substantial concentrated equity portfolio managed by the Adviser for approximately nine years (the "Concentrated Portfolio"), as well as the performance of a large mutual fund managed by the Adviser for more than twelve years using a significantly concentrated but slightly more diversified approach (the
"Diversified Portfolio"). The Directors observed that the Concentrated Portfolio had outperformed the S&P 500 Index (the "S&P") for the one-year, three-year, five-year, and since inception periods ended September 30, 2005, and had outperformed the Russell 1000 Value Index (the "Russell 1000") for the one-year, three-year and since-inception periods. The Directors also observed that the
Diversified Portfolio had outperformed the S&P for the one-, three-, five- and ten-year and since inception, periods, and had outperformed the Russell 1000 for the 10-year and since-inception periods, ended September 30, 2005.

The Board also considered the various services proposed to be provided by the
Adviser to the Fund in addition to investment advisory services, such as supervision of Fund operations, compliance, regulatory filings, and disclosures to shareholders, general oversight of the Fund's other service providers and coordination of Fund marketing initiatives. In that connection, they noted that the Adviser had substantial experience in successfully providing such services to the Davis Funds and the Selected Funds families of mutual funds.

As a result of these reviews, the Independent Directors concluded that the
Adviser's record indicated that its management of the Fund would benefit the
Fund and its shareholders.

ADVISORY FEES AND TOTAL EXPENSES. In reviewing the advisory fees proposed to be paid by the Fund to the Adviser, the Independent Directors noted that the Fund was paying fees to PFR at the annual rate of 1.00% of the Funds' average daily net assets, and that the Adviser's annual fee schedule (ranging from 0.65% of the first $500 million of the Fund's average daily net assets to 0.485% of average daily net assets in excess of $10 billion) would result in significantly lower advisory fees and total expenses, and that the Adviser had also agreed to provide shareholders with additional benefits by waiving its advisory fees further (to 0.50% of average daily net assets) for the 2006 calendar year. The
Independent Directors also noted that the Adviser's proposed fee schedule was similar to the schedule it charged to other mutual funds it managed.

The Independent Directors also reviewed the Adviser's standard fee schedules for providing sub-advisory or separate account services to other institutional clients. They noted that although the fees charged by the Adviser to its mutual fund advisory clients are greater than the standard fees charged by the Adviser to its separate account and wrap account clients and other registered investment companies for which it serves only as sub-adviser, the Adviser would be providing services to the Fund in addition to investment advisory services which it does not provide to the

                                       14

investment companies it sub-advises and which are not required by its separate account and wrap account clients. The Independent Directors concluded that the differences in fee schedules appropriately reflected the Adviser's greater responsibilities with respect to the Fund and other mutual funds.

PROFITABILITY AND ECONOMIES OF SCALE. The Independent Directors reviewed information regarding the Adviser's projected costs of providing services to the
Fund and the resulting projected level of profits to the Adviser. They also received information regarding the structure and manner in which the Adviser's investment professionals were compensated and the Adviser's view of the importance of a long-term perspective in evaluating compensation matters. The
Independent Directors noted that the Adviser proposed to share economies of scale in managing the Fund through breakpoints in its management fee. The
Independent Directors concluded that the projected profitability of the
Adviser's relationship to the Fund was reasonable and that it was appropriately sharing economies of scale with the Fund and its shareholders.

ANCILLARY BENEFITS AND OTHER FACTORS. The Independent Directors considered that the potential benefits to be received by the Adviser and its affiliates from its relationship with the Fund included not only the investment advisory fees to be received by the Adviser, but also the intangible benefits of the favorable publicity arising in connection with its selection as the successor to PFR as the Fund's adviser. They also noted that the Adviser would be reimbursed by the
Fund for a portion of its expenses in providing certain administrative and shareholder servicing and support services to Fund. The Directors also considered the commitment of the Adviser and its affiliates to maintain an investment of approximately $50 million of their own assets in the Fund during the period the Adviser would be managing the Fund; the Adviser's portfolio trading and soft dollar practices; the depth and quality of the Adviser's research capabilities and its key personnel; the overall financial strength and stability of its organization; the experience, capability and integrity of its senior management; and its commitment with regard to compliance with applicable laws and regulations.

CONCLUSION. Based on their review of the information requested and provided, and the discussions with management of the Adviser, the Independent Directors determined that approval of the New Advisory Contract was consistent with the best interests of the Fund and its shareholders, and would enable the Fund to receive high quality services at a cost that would be appropriate, reasonable, and in the best interests of the Fund and its shareholders.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NEW
                               ADVISORY CONTRACT.

                                       15

                        ---------------------------------

                                   PROPOSAL 3

            APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION AND
                                  TERMINATION

                           --------------------------

                                     SUMMARY

The following is a summary of certain information relating to the Reorganization and is qualified in its entirety by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus and the attached appendices.

ABOUT THE REORGANIZATION

The Board of Directors of the Fund and the Board of Trustees of the Trust (the
"Trust Board"), including in each case all the Directors and Trustees who are not "interested persons" of the Fund or Trust as that term is defined in the
1940 Act, propose that the Fund reorganize into the New Fund and that the Fund's shareholders become shareholders of the New Fund in accordance with the
Agreement and Plan of Reorganization and Termination attached to this Proxy
Statement/Prospectus as Appendix A (the "Reorganization Plan".)

The Reorganization will have three steps:

          o    First, if the shareholders of the Fund approve the Reorganization
               Plan, the Fund will transfer all of its assets to the New Fund.
               In exchange, the Fund will receive shares of the New Fund equal in number and net asset value to the Fund's shares calculated as of the close of business on the date the Reorganization is effected (the "Closing Date"). The New Fund will assume all of the Fund's liabilities.

          o    Second, the New Fund, through its transfer agent, will open an account for each shareholder of the Fund and will credit each such account with shares of the New Fund equal in number and net asset value to the Fund shares that the shareholder owned on the
               Closing Date.

          o    Finally, the Fund will subsequently dissolve.

Approval of the Reorganization Plan will constitute approval of the transfer of assets, assumption of liabilities, distribution of shares and dissolution of the
Fund as described above.

No sales charge or fee of any kind will be charged to the Fund's shareholders in connection with the Reorganization. Completion of the Reorganization is subject to a number of conditions. In addition, the Fund Board may abandon the
Reorganization at any time before it is completed, if

                                       16

the Fund Board believes that proceeding with the Reorganization is not in the best interests of the Fund and its shareholders.

FEDERAL INCOME TAX CONSEQUENCES

Neither the Fund, the Fund's shareholders, nor the New Fund will recognize any gain or loss for federal income tax purposes as a result of the Reorganization.
See "Information About the Reorganization - Federal Income Tax Consequences" in
this Proxy Statement/Prospectus.

BOARD CONSIDERATIONS

Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, both the Fund
Board and the Trust Board have determined that the Reorganization is in the best interests of shareholders of the Fund and the New Fund, respectively, and the
Fund Board also has determined that the interests of existing shareholders of the Fund will not be diluted as a result of the Reorganization. See "Information
About the Reorganization - Board Considerations" in this Proxy
Statement/Prospectus.

The primary reason for the Reorganization is to change the structure of the Fund from a California corporation to a series of a Delaware statutory trust. Key factors considered by the Fund Board included:

          o    Delaware law contains provisions specifically designed for mutual funds which take into account their unique structure and
               operations. Under Delaware law, funds are able to simplify their operations by reducing administrative burdens, without
               sacrificing the federal or state advantages of a mutual fund.
               Delaware law allows greater flexibility in drafting a fund's governing documents, which can result in greater efficiencies of operation and savings for a fund and its shareholders. For example, a fund organized as a Delaware statutory trust can structure its governing documents to enable it to more easily obtain desired board or shareholder approvals, and can
               potentially accomplish certain actions, such as fund
               reorganizations or liquidations, without first seeking
               shareholder approval. Furthermore, there is a well-established body of corporate legal precedent that may be relevant in
               deciding issues pertaining to Delaware statutory trusts. This could benefit the Trust by, for example, making litigation involving the interpretation of provisions in the Trust's
               governing documents less likely or, if litigation should be initiated, less burdensome or expensive.

          o    It would not be practicable for the Fund to offer one or more additional mutual fund investment portfolios in the future if it wishes to do so. While the Fund would legally be permitted to create more than one investment portfolio, California law does not explicitly provide that the shareholders of one investment portfolio will not be burdened by the liabilities of another investment portfolio. Delaware law recognizes that funds may operate in series with separate assets and liabilities.

                                       17

          o    For reasons such as those described above, few mutual funds are organized as California corporations. Further, in recent years many mutual funds organized as corporations under the laws of other states have reorganized as Delaware statutory trusts. The
               Adviser has informed the Fund Board that it believes that the proposed Delaware statutory trust form provides the most flexible and cost-efficient method of operating the Fund in the future for the benefit of Fund shareholders.

          o    With a few exceptions discussed below, the investment objective, strategies, and restrictions of the New Fund will be identical to those of the Fund, and the New Fund will be managed by the same personnel and in accordance with the same investment strategies and techniques used to manage the Fund prior to the
               Reorganization.

          o    The services and privileges available to the shareholders of the
               New Fund will be substantially the same as those available to
               Fund shareholders. The New Fund's purchase and redemption
               procedures will be substantially similar to those of the Fund.
               While shares of the Fund may not be exchanged for shares of any other fund, shares of the New Fund may be exchanged for shares of other series of the Trust that may be created from time to time.

          o    The Adviser has agreed to pay the expenses of the Reorganization, including expenses associated with the solicitation of proxies
               (proxy solicitation alone, excluding printing, legal and
               accounting fees, and other costs, is estimated at approximately
               $400,000).

          o    Furthermore, the Reorganization will not have adverse tax
               consequences to Fund shareholders.

                     COMPARISON OF THE FUND AND THE NEW FUND

GENERAL INFORMATION

The New Fund is being created to acquire the assets, assume the liabilities, and continue the business of the Fund. Therefore the investment objective, principal investment strategies, and principal risks of the New Fund are identical to that of the Fund. The investment objective may not be changed without shareholder approval.

While the principal investment strategies and principal risks of the Fund and the New Fund are identical, some of the investment limitations of the New Fund differ from those of the Fund. The following discussion includes a description of the principal investment strategies and risks of the Fund and the New Fund as well as other comparative information about the Fund and the New Fund. You will find additional descriptions of these matters in the prospectuses for the Fund and the New Fund which are available upon request, without charge, by calling
Shareholder Services toll free at 1-800-432-2504 during business hours, 9 a.m.
to 6 p.m. Eastern time.

                                       18

INVESTMENT OBJECTIVE

Both the Fund and the New Fund seek long-term capital growth and capital preservation.

PRINCIPAL INVESTMENT STRATEGIES

VALUE INVESTING. The Adviser seeks to invest the Fund's assets primarily in common stocks of large companies (generally, companies with market capitalizations of $5 billion or more at the time of initial purchase) that are trading at prices below the Adviser's estimate of their intrinsic values. The
Adviser conducts extensive research to identify companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value.

NON-DIVERSIFICATION. The Fund is non-diversified, which means the securities laws do not limit the percentage of its assets that it may invest in any one company. The Adviser believes that concentrating the Fund's portfolio in a select, limited number of securities allows the Adviser's best ideas to have a meaningful impact on the Fund's performance. Therefore, the Fund's portfolio generally contains between 15 and 35 securities rather than hundreds of securities; however, it may contain fewer than 15 securities or more than 35 securities if considered prudent and desirable by the Adviser.

Both the Fund and the New Fund are classified as "non-diversified" funds under the 1940 Act, which means that it is permitted to invest its assets in a more limited number of issuers than "diversified" investment companies. A diversified investment company may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not own more than 10% of the outstanding voting securities of any one issuer.

Both the Fund and the New Fund intend to comply with the requirements of
Subchapter M of the Internal Revenue Code of 1986, as amended in order to continue the Fund's "pass-through" tax treatment. Subchapter M requires that (i)
not more than 25% of the total value of the Fund and New Fund's assets may be invested in securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies) or of any two or more issuers controlled by either the Fund or the New Fund which, pursuant to the regulations under the Code, may be deemed to be engaged in the same, similar, or related trades or businesses, and (ii) with respect to 50% of the total value of the Fund or the New Fund's assets (a) not more than 5% of its total assets may be invested in the securities of any one issuer (other than
U.S. Government securities and the securities of other regulated investment companies) and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies). By qualifying as a
"regulated investment company" under Subchapter M, the Fund has not been, and the New Fund will not be, subject to Federal income taxes to the extent that it distributes its net investment income and realized net capital gains.

CASH POSITION. If the Adviser is unable to find investments it believes are selling at discounts to their intrinsic values, then, consistent with the Fund's objective of capital preservation, a portion of the Fund's assets may be invested in cash or cash equivalents. In other words, the Fund may not always stay fully invested in stocks.

                                       19

FIXED INCOME. During periods when the Adviser is unable to find stocks that meet its investment criteria, the Adviser may invest some or all of the Fund's cash position in fixed income securities. These fixed income securities may range in maturity from very short term (12 months or less) to much longer term (30 years or more).

PRINCIPAL RISKS

Although the Fund and the New Fund make every effort to achieve their investment objectives, there is no guarantee that either will do so, and an investor could lose money by investing in the Fund or in the New Fund. The following are the principal risks of investing in the Fund; investment in the New Fund is subject to the same risks.

MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which the Fund invests.

COMPANY RISK. The market values of common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance.

NON-DIVERSIFICATION RISK. While the Fund's strategy of concentrating its investments in a limited number of securities has the potential to generate attractive returns over time, it may increase the volatility of the Fund's investment performance as compared to funds that invest in a larger numbers of securities. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than if it had invested in a larger number of securities.

NON-EQUITY RISK. When the Fund's investments in cash or other non-equity securities increase, the Fund may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks.

FIXED INCOME RISK. Fixed income securities are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded. The Fund could lose money if the issuers cannot meet their financial obligations or go bankrupt.

INDUSTRY RISK. The Fund may invest in a group of related securities which decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are likely to react similarly to industry-specific market or economic developments. The Fund may at times have significant exposure to companies in a single industry. For example, the Fund may invest a significant portion of its assets in the financial services sector. Risks of investing in the financial services sector include:
(i) Regulatory actions: financial services companies may suffer a setback if regulators change the rules under which such companies operate; (ii) Changes in interest rates: unstable interest rates, and/or rising

                                       20

interest rates, may have a disproportionate effect on the financial services sector; (iii) Non-diversified loan portfolios: financial services companies whose securities the Fund purchases may themselves have concentrated portfolios, such as high levels of loans to real estate developers, which make them vulnerable to economic conditions that affect that industry; and (iv)
Competition: the financial services sector has become increasingly competitive.

FOREIGN COUNTRY RISK. The Fund may invest up to 15% of its assets in companies operating, incorporated, or principally traded in foreign countries. Investing in foreign countries involves risks that may cause the Fund's performance to be more volatile than it would be if the Fund invested solely in the U.S.
companies. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher, and investments may be subject to government regulation. Securities issued by foreign companies are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The Fund generally does not hedge its currency risk. When the value of a foreign currency declines against the U.S. dollar, the value of the Fund's shares will tend to decline.

HEADLINE RISK. The Adviser conducts extensive research to identify companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. The Fund may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While the Adviser researches companies subject to such contingencies, it cannot be correct every time, and the company's stock may never recover.

REDUCING RISK

The Adviser attempts to reduce risk principally through diligent research into the operational and financial risks of the companies whose stock is held by the
Fund. There is no assurance these attempts to reduce risk to the Fund's portfolio will be successful.

INVESTMENT LIMITATIONS

Both the Fund and the New Fund are subject to fundamental and non-fundamental investment limitations. The restrictions designated as fundamental policies may not be changed without approval by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund or the New Fund, as applicable.
However, non-fundamental restrictions may be changed by the Fund's Board of
Directors or the New Fund's Board of Trustees, as applicable, without shareholder approval, if the relevant Board determines that the Fund's or the
New Fund's investment objective can best be achieved by a substantive change in a non-fundamental

                                       21

investment restriction. Any policy that is not specified in the Fund's or the
New Fund's Prospectus or SAI as being fundamental is non-fundamental.

The Fund's Board of Directors believes that in some cases the Fund's investment restrictions are more prohibitive than the rules and regulations under the 1940
Act and applicable guidance by the SEC and its staff otherwise require, limiting investment strategies and resulting in operating inefficiencies and costs. Many of the Fund's current fundamental investment restrictions can be traced back to federal or state securities law requirements that were in effect when the Fund was organized in 1983. These limitations have subsequently been made less restrictive or are no longer applicable to the Fund. For example, the National
Securities Markets Improvement Act of 1996 ("NSMIA") preempted many investment restrictions formerly imposed by state securities laws and regulations, so those state requirements no longer apply. As a result, the Fund's current restrictions unnecessarily limit the investment strategies available to the Adviser in managing the Fund's assets.

The investment strategies of the New Fund are designed to provide the New Fund with the maximum investment flexibility under current law. While the New Fund provides the Adviser with greater flexibility in managing the New Fund's portfolio, the New Fund will be managed subject to the limitations imposed by the 1940 Act and SEC rules and interpretive guidance as well as the investment objectives, strategies, and policies in the New Fund's prospectus. THE ADVISER
DOES NOT PRESENTLY INTEND TO ALTER THE WAY IN WHICH IT MANAGES THE FUND AS A
RESULT OF THE REORGANIZATION, NOR DOES IT BELIEVE THAT THE PROPOSED CHANGES
WILL, EITHER INDIVIDUALLY OR IN THE AGGREGATE, MATERIALLY AFFECT THE PRINCIPAL
INVESTMENT RISKS ASSOCIATED WITH THE NEW FUND.

                                       22

Certain of the New Fund's investment limitations are substantially similar to those of the Fund. These restrictions are described in Appendix B. The investment limitations of the New Fund which differ from those of the Fund are described below.

DIFFERENT FUNDAMENTAL INVESTMENT POLICIES

The following fundamental investment policies of the New Fund differ from those of the Fund and reflect current rules and regulations under the 1940 Act:

------------------------------------------------------------ ---------------------------------------------------------
 CLIPPER FUND SERIES OF CLIPPER FUNDS TRUST (THE NEW FUND)                      CLIPPER FUND, INC.
                                                                                    (THE FUND)

------------------------------------------------------------ ---------------------------------------------------------
The New Fund may not:                                        The Fund may not:
------------------------------------------------------------ ---------------------------------------------------------
      o  Make loans to other persons, except that                  o  Make loans, except that the Fund may
         the Fund may lend portfolio securities to                    purchase issues of (i) publicly
         or enter into repurchase agreements with                     distributed bonds, debentures or other
         certain brokers, dealers and financial                       debt securities or (ii) privately sold
         institutions aggregating up to 33 1/3% of                    bonds, debentures or other debt
         the current value of the Fund's total                        securities immediately convertible into
         assets.                                                      equity securities, provided that such
                                                                      purchases of privately sold debt securities
                                                                      do not to exceed 5% of the Fund's total
                                                                      assets.
------------------------------------------------------------ ---------------------------------------------------------
      o  Borrow money or issue senior securities as                o  Borrow money from banks except for
         defined in the 1940 Act, except (a) with                     temporary or emergency purposes (i.e.,
         regard to senior securities, as permitted                    not for leverage), including the meeting
         pursuant to an order or a rule issued by                     of redemption requests that might
         the Securities and Exchange Commission,                      otherwise require the untimely
         (b) that the Fund may borrow from banks up                   disposition of securities, in an
         to 15% of the current value of its net                       aggregate amount not exceeding 5% of the
         assets for temporary purposes only in order                  value of the Fund's total assets at the
         to meet redemptions, and these borrowings                    time any such borrowing is made.
         may be secured by the pledge of up to 15%
         of the current value of its net assets (but
         investments may not be purchased while any
         such outstanding borrowing in excess of 5%
         of its net assets exists), and (c) the Fund
         may enter into reverse repurchase
         agreements.
------------------------------------------------------------ ---------------------------------------------------------

                                       23

The New Fund is not subject to the following fundamental investment policies of the Fund:

(a) The Fund may not invest more than 25% of its total assets in the securities of issuers in any one industry.

Because the Adviser believes that concentrating the New Fund's portfolio in a select, limited number of securities allows the Adviser's "best ideas" to have a meaningful impact on the New Fund's performance, and like the Fund the New Fund will generally have between 15 and 35 securities in its portfolio, the New Fund believes that restricting the Adviser's investment in any one industry may unnecessarily hamper its ability to purchase securities which it believes will add value to the New Fund. Although the New Fund is not subject to this restriction and it will not be classified as a "diversified" fund under the 1940
Act, it intends to continue to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. More information regarding classification as "non-diversified" investment companies under the 1940 Act and as investment companies under the Internal Revenue Code is provided above under the heading Principal Investment Strategies - Non-Diversification.

(b) The Fund may not invest more than 10% of its total assets in securities of
"special situation" companies. A special situation company is one which has experienced an event such as a liquidation, reorganization, recapitalization or merger; material litigation; a technological breakthrough; or new management or adoption of new management policies -- but that the Adviser believes will appreciate in value.

The Adviser seeks to acquire securities of companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. The Adviser may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While the Adviser researches companies subject to such contingencies, it cannot be correct every time, and the company's stock may never recover. The New Fund believes that restricting the Adviser's investment in special situations may unnecessarily hamper its ability to purchase securities which it believes will add value to the New Fund.

(c) The Fund may not invest in securities of any company with a record of less than three years' continuous operation (including that of predecessors) if, as a result more than 25% of the Fund's total assets would be invested in such securities.

This restriction is not required by the 1940 Act, and was originally adopted in response to state law restrictions or interpretations that no longer apply to investment companies. The New Fund is not subject to this restriction, as the
Adviser may find relatively new enterprises with investment potential.

                                       24

(d)     The Fund may not sell securities short.

The Adviser has no current intention of making short sales of securities on behalf of the New Fund. However, if the Adviser decides to do so in the future, the New Fund's registration statement will be amended to incorporate appropriate disclosure of the risks involved in such transactions.

(e) The Fund may not purchase or sell options on securities.

The Adviser has no current intention to purchase or sell options on securities on behalf of the New Fund. However, if the Adviser decides to do so in the future, the New Fund's registration statement will be amended to incorporate appropriate disclosure of the risks involved in such transactions.

(f) The Fund may not participate on a joint or joint and several basis in any securities trading account.

This restriction is not required by the 1940 Act, and was originally adopted in response to state law restrictions or interpretations that no longer apply to investment companies. The New Fund is not subject to this restriction in order to enable the Adviser to manage the New Fund's assets effectively and efficiently in response to market and regulatory changes. However, the Adviser has no current intention to participate in any securities trading account on a joint or joint and several basis. If the Adviser decides to do so in the future, the New Fund's registration statement will be amended to incorporate appropriate disclosure of the risks involved in such transactions.

(g) The Fund may not purchase the securities of any other investment company except (1) in the open market or in privately negotiated transactions where (in either case) to the best information of the Fund no commission, profit or sales charge to a sponsor or dealer (other than the customary broker's commission)
results from such purchase but neither open market nor privately negotiated purchases of such securities shall exceed 5% of the Fund's total assets in either category (not in the aggregate), or (2) if such purchase is part of a merger, consolidation or acquisition of assets.

Although the New Fund does not have any investment restrictions with respect to the purchase of securities of other investment companies, any such purchases are subject to the following limits prescribed by the 1940 Act: immediately after such a purchase, the New Fund may not own (i) more than 3% of the total outstanding voting stock of the other investment company, (ii) securities of the other investment company having an aggregate value in excess of 5% of the value of its total assets, or (iii) securities of other investment companies having an aggregate value in excess of 10% of the New Fund's total assets.

(h) The Fund may not invest in or hold securities of any issuer if, to the knowledge of the Fund, those officers and Directors of the Fund or officers or
Directors of the Adviser owning individually more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

                                       25

This restriction is not required by the 1940 Act, and was originally adopted in response to state law restrictions or interpretations that no longer apply to investment companies. The New Fund is not subject to this restriction in order to enable the Adviser to manage the New Fund's assets effectively and efficiently in response to market and regulatory changes.

Different Non-Fundamental Policies

The following non-fundamental policies of the New Fund differ from those of the
Fund:

(a) The Fund may not purchase or sell interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs. The New Fund has no such restriction.

This restriction is not required by the 1940 Act, and was originally adopted in response to state law restrictions or interpretations that no longer apply to investment companies. The New Fund is not subject to this restriction in order to enable the Adviser to manage the New Fund's assets effectively and efficiently in response to market and regulatory changes. The Adviser has no current intention to purchase or sell interests in oil, gas or other mineral exploration or development programs.

(b) The New Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets. The Fund has no such restriction.

This restriction is not required by the 1940 Act. Although the Adviser has no current intention of exceeding this limitation, the New Fund has adopted this restriction in order to provide additional assurance that an excessive portion of the New Fund's assets are not subject to being sold by creditors.

INVESTMENT LIMITATIONS GENERALLY

Any investment restriction or limitation, fundamental or otherwise, appearing in the Fund's or the New Fund's Prospectus or SAI which involves a maximum percentage of securities or assets will not be considered to be violated unless the percentage limit is exceeded immediately after and as a result of the specified acquisition of securities or utilization of assets.

PERFORMANCE INFORMATION

The Fund's performance information is set forth below. The New Fund will adopt the Fund's performance history if and when the Reorganization has been approved by the Fund's shareholders and the assets of the Fund have been transferred to the New Fund.

The charts below provide an indication of the risks of investing in both the
Fund and the New Fund. The bar chart shows how the Fund's performance has varied from year to year. The bar chart does not reflect any reduction for taxes that a shareholder might have paid on taxable fund distributions or on the redemption of Fund shares at a gain. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. PFR served as manager

                                       26

of the Fund from inception through December 31, 2005. Davis Selected
Advisers, L.P. became the manager of the Fund on January 1, 2006. This information is based on past performance (before and after taxes); it is not a prediction of future results.

                            YEAR BY YEAR TOTAL RETURNS

               ------------------------------ ---------------------------
                           YEAR                         RETURN
               ------------------------------ ---------------------------
                           1996                         19.43%
               ------------------------------ ---------------------------
                           1997                         30.44%
               ------------------------------ ---------------------------
                           1998                         19.20%
               ------------------------------ ---------------------------
                           1999                         -2.02%
               ------------------------------ ---------------------------
                           2000                         37.40%
               ------------------------------ ---------------------------
                           2001                         10.26%
               ------------------------------ ---------------------------
                           2002                         -5.50%
               ------------------------------ ---------------------------
                           2003                         19.35%
               ------------------------------ ---------------------------
                           2004                         5.87%
              ------------------------------ ---------------------------
                           2005                         -0.24%
               ------------------------------ ---------------------------

                          BEST AND WORST QUARTERLY RETURNS

               ---------------------------- ---------------------------
                     Best - 6/30/03                   17.32%
               ---------------------------- ---------------------------
                     Worst - 9/30/02                 -12.34%
               ---------------------------- ---------------------------

AVERAGE ANNUAL TOTAL RETURNS - (AS OF 12/31/05)

                                                                         1 YEAR       5 YEARS    10 YEARS
---------------------------------------------------------------------- ------------ ------------ -------------
CLIPPER FUND(SM)

   Return Before Taxes                                                     -0.24%       5.60%        12.62%

   Return After Taxes on Distributions                                     -0.46%       4.66%        10.32%

   Return After Taxes on Distributions and Sale of Fund Shares             -0.30%       4.36%         9.92%

S&P 500 INDEX                                                               4.91%       0.54%         9.07%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average annual total return measures annualized change while total return measures aggregate change.

The S&P 500 Index is an unmanaged total return index of 500 companies widely recognized as representative of the equity market in general. Index returns do not reflect deductions for fees, expenses or taxes. You cannot invest directly in an index.

                                       27

FEES AND EXPENSES

The following tables (1) compare the fees and expenses of the Fund and the New
Fund and (2) show the estimated fees and expenses on a pro forma basis, giving effect to the proposed Reorganization. Additional information regarding the performance of the Fund is contained in the Fund's Annual Report for the fiscal year ended December 31, 2004 and the Fund's Semi-Annual Report for the six
months ended June 30, 2005, which are currently available, and the Fund's Annual
Report for the fiscal year ended December 31, 2005, which will be publicly available on or about March 1, 2006. The 2004 Annual and semi-Annual Reports are incorporated by reference into this Proxy Statement/Prospectus.

                                                                                      FUND        NEW FUND
                                                                                      ----        --------

Shareholder Transaction Expenses:
Maximum Initial Sales Charge (as a percentage
     of offering price)................................................               None          None
Maximum contingent deferred sales charge (as a
     percentage of redemption proceeds)................................               None          None
Exchange Fee...........................................................               None          None
Annual Fund Operating Expenses:
     (as a percentage of average net assets)
     Advisory fee......................................................               0.65%(1)      0.65%(1)
   12b-1 fees..........................................................               None          None
   Other expenses......................................................               0.20%(2)      0.20%(2)
Expenses Paid Indirectly(1) ...........................................               0.00%(2)      0.00%
Total Fund Operating Expenses (after expense
      reimbursement)...................................................               0.85%(2)      0.85%(2)

(1) The Adviser has waived management fees in excess of 0.50% through
December 31, 2006. See "Advisers Fee."

(2) Expenses have been estimated as a result of changes in the level of average net assets and may vary from the amount presented in this table.

COST EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in the New Fund if the Reorganization is approved. The example assumes that you invest $10,000 in the Fund or New Fund for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods.
The example also assumes that your investment has a 5% return each year and that the Fund's or New Fund's operating expenses (as a percentage of net assets)
remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR      3 YEARS     5 YEARS      10 YEARS
-------------------------------------------------------------------------------
Fund                            $72         $224         $390         $871
-------------------------------------------------------------------------------
New Fund                        $72         $224         $390         $871

The above example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown.

                                       28

PRO FORMA CAPITALIZATION

The following table shows the capitalization of the Fund and the New Fund as of
December 31, 2005 and the pro forma combined capitalization of both as if the
Reorganization had occurred on that date.

                                                             FUND               NEW FUND         PRO FORMA COMBINED

Net Assets (000)                                        $4,005,948,990             $0              $4,005,948,990
Net Asset Value Per Share                                   $88.18                 $0                  $88.18
Shares Outstanding (000)                                 $45,430,816               $0                $45,430,816

FINANCIAL HIGHLIGHTS

Financial Highlights information for the Fund is incorporated in this Proxy
Statement/Prospectus by reference to the Fund's Prospectus dated May 1, 2005 as supplemented January 9, 2006, the Fund's Annual Report for the fiscal year ended
December 31, 2004, and the Fund's Semi-Annual Report for the six months ended
June 30, 2005, which are currently available. The Fund's Annual Report for the fiscal year ended December 31, 2005 will provide additional information and is expected to be publicly available on or about March 1, 2006. Additional copies of the Fund's Prospectus, Annual Report and Semi-Annual Report are available upon request, without charge, by calling Shareholder Services toll free at
1-800-432-2504 during business hours, 9 a.m. to 6 p.m. Eastern time. The New
Fund currently has no Financial Highlights information since it has not yet commenced operations. If the Fund shareholders approve the Reorganization, the
New Fund will assume the Financial Highlights information of the Fund after the
Reorganization has been completed.

MANAGEMENT

The business of the Fund is supervised by its Board of Directors, which establishes the Fund's policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Fund, and other service providers. The business of the Trust is supervised by its Board of
Trustees, who perform the same role.

The Trust's Board and officers are currently the same as the Fund's, except that
Messrs. Harris and Kearsley do not serve as Directors of the Fund. The Fund's
Directors and officers are listed above under "Proposal 1 - Nominees to the
Board and Executive Officers."

INVESTMENT ADVISORY SERVICES AND INVESTMENT ADVISORY AGREEMENT

The Adviser serves as the Fund's investment adviser and will serve as the New
Fund's investment adviser upon completion of the Reorganization. A description of the Adviser and the fees which the Fund will pay for the Adviser's services may be found in Proposal 2. The New Fund will pay the same advisory fees to the
Adviser.

                                       29

As the Fund's adviser, the Adviser is responsible for investing and reinvesting the Fund's assets, placing orders to buy and sell securities and negotiating brokerage commissions on portfolio transactions. The Adviser will perform the same functions for the New Fund. In choosing broker-dealers to handle portfolio securities transactions, the Adviser seeks to obtain the best price available and most favorable execution.

The Adviser provides investment management services to the Fund pursuant to the terms the New Advisory Agreement. The Trust has entered into an investment advisory and sub-advisory contract with the Adviser with respect to the New Fund
(the "New Advisory Agreement") that is substantially the same in all material respects as the Current Advisory Agreement, except that the New Advisory
Agreement is subject to the laws of the State of Delaware, while the Current
Advisory Agreement is subject to the laws of California. Approval of the
Reorganization by the shareholders of the Fund will also constitute their approval of the New Advisory Agreement.

PORTFOLIO MANAGERS OF THE FUND

The portfolio managers responsible for overseeing the Fund's investments are
Christopher C. Davis and Kenneth C. Feinberg.

CHRISTOPHER C. DAVIS has served as portfolio manager of the Fund since January
1, 2006. Mr. Davis has over 16 years experience in investment management and securities research. Mr. Davis joined the Adviser in 1989 after working as a securities analyst, and now leads the portfolio management of the Advisers'
large cap value and financial stock portfolios along with Kenneth C. Feinberg.
He received his M.A. from the University of St. Andrews in Scotland.

KENNETH C. FEINBERG has served as portfolio manager of the Fund since January 1,
2006. Mr. Feinberg is a portfolio manager of the Advisers' large cap value and financial stock portfolios along with Christopher C. Davis. He joined the
Adviser in 1994. Previously, he was a Vice President at the Continental
Corporation and a Capital and Business Analyst for the General Foods
Corporation. Mr. Feinberg received his M.B.A. from Columbia University and his
B.A. from Johns Hopkins University.

The Fund's Statement of Additional Information provides additional information regarding the portfolio managers.

OTHER SERVICE PROVIDERS

The Fund's other service providers are listed below. They will perform substantially similar services for the New Fund.

State Street Bank and Trust Company ("State Street") is custodian of the Fund's assets and provides accounting services to the Fund. Its address is Post Office
Box 1713, Mutual Funds Operations-P2N, Boston, Massachusetts 02105.

Boston Financial Data Services (the "Transfer Agent") is the Fund's transfer agent. Its address is 330 West 9th Street, 4th Floor, Kansas City, MO 64105.

                                       30

Davis Distributors, LLC is the Fund's distributor. Its address is 2949 East
Elvira Road, Suite 101, Tucson Arizona, 85706.

Davis Selected Advisers, L.P. provides administrative services and certain shareholder account support and services to the Fund.

PURCHASES OF SHARES

Shares of the Fund are, and shares of the New Fund will be, sold on a continuous basis at net asset value with no sales charges. The net asset value of shares is calculated as of the close of regular trading on the New York Stock Exchange
(normally 4:00 p.m. Eastern time). Purchases of shares may be made by check or by wire. Purchases of shares can also be made by setting up an automatic investment plan. Shareholders may reinvest their dividends in additional shares.
Minimum investments in shares are $25,000 for regular accounts and $4,000 for
IRA accounts, and minimum additional investments are $1,000 for regular accounts and $500 for IRA accounts.

The Fund may waive its minimum purchase requirement if it considers such waiver to be in the best interests of the Fund and its shareholders. For example, the minimums to open or add to an account are waived for (i) employee benefit plans making purchases through a single account and (ii) wrap accounts offered by securities firms, fee-based investment advisers or financial planners. Accounts opened through third parties such as broker-dealers or banks may be subject to different minimums for initial and subsequent purchases.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund distributes all its income, less expenses, at least annually. The dividend and distribution policies of the New Fund will be the same.

REDEMPTION OF SHARES

Shares of the Fund and the New Fund are redeemable on any business day at a price equal to the net asset value of the shares the next time it is calculated after a redemption request is accepted. Shares may be redeemed in writing by sending a letter, by telephone, or by wire. Shares also may be redeemed under a
Systematic Withdrawal Plan, which requires a $25,000 minimum account balance.

Each of the Fund and the New Fund requires a signature guarantee when selling more than $100,000 worth of shares. Each also requires a signature guarantee when a check for the proceeds is made out to someone other than an owner of record or sent somewhere other than the address of record, when the address on record has been changed in the past thirty days or when establishing certain services after the account is opened.

The New Fund will not have share certificates. The New Fund will convert any outstanding stock certificates of the Fund to record entry form. Shareholders of the Fund holding certificates representing their stock will not be required to surrender their certificates to anyone in connection with the Reorganization.
However, such shareholders will have to surrender their

                                       31

certificates in order to redeem, transfer or pledge the shares of the New Fund which they receive as part of the Reorganization.

For more information relating to purchasing and selling shares of the Fund, see the Fund's Prospectus dated May 1, 2005 as supplemented January 9, 2006.

HOW A DELAWARE STATUTORY TRUST COMPARES TO A CALIFORNIA CORPORATION

Although federal securities laws regulate most of the operations of a mutual fund, they do not cover every aspect. State law and the fund's governing instruments fill in most of the gaps. The following discussion compares
California corporation law and the current articles of incorporation and bylaws of the Fund with the Delaware law and documents that will apply if the Fund reorganizes as a series of a Delaware statutory trust. This discussion is not a comprehensive review of all technical distinctions between the different legal structures. This discussion provides an overview of how a Delaware statutory trust compares in certain key areas to a California corporation, the Fund's present legal structure.

DIRECTORS AND TRUSTEES. The Fund is governed by a Board of Directors elected by the shareholders. The Trust is governed by a similar board elected by its shareholders, called the Board of Trustees. As described above, the members of the Fund Board will also be a majority of the members of the Trust Board.

SERIES AND CLASSES. The Trust's governing instrument, its declaration of trust, allows it to issue series of shares, which represent interests in separate portfolios of investments without shareholder approval. The Trust does not currently intend to issue multiple series of shares, although it might do so in the future. No series is entitled to share in the assets of any other series or can be charged with the expenses or liabilities of any other series. The Fund's governing instrument, its articles of incorporation, does not authorize the creation of separate series. Although the Fund could issue separate series if its articles were amended with shareholder approval, California corporate law does not explicitly provide that shareholders of one series will not be burdened with liabilities of another series, and it does not explicitly provide that the corporation can segregate its assets by series or class. Furthermore, it is not clear in all cases whether amendments to the articles affecting only one series may be adopted only by shareholders of that series.

The Trust is also authorized to divide each series of shares into separate classes (such as class A and B shares), which would represent interests in the same portfolio and have the same rights except as provided by the Board of
Trustees. The Trust does not currently intend to issue multiple classes of shares, although it might do so in the future. The Fund's articles of incorporation do not authorize the creation of multiple classes of shares, although the Fund could issue separate classes if the articles were amended with shareholder approval.

SHAREHOLDER LIABILITY. Shareholders of a California corporation generally have no personal liability for the corporation's obligations. The corporation laws of all other states have similar provisions.

                                       32

Shareholders of a Delaware statutory trust also are not personally liable for obligations of the trust under Delaware law. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder of the
Trust is subject to the jurisdiction of courts in such other states, those states might not apply Delaware law and might subject the Trust's shareholder to liability. To offset this risk, the Declaration of Trust: (i) recites that its shareholders are not liable for its obligations, and requires notice of this to be included in all Trust contracts, and (ii) requires the Trust to indemnify any shareholder who is held personally liable for the obligations of the Trust. Thus the risk of a Trust shareholder being subject to liability beyond his or her investment is limited to the following unusual circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2)
the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (3) the Trust is itself unable to meet its obligations. In light of Delaware law, the nature of the Trust's proposed business, and the nature of its assets, the Fund Board and Trust Board believe that the risk of personal liability to a Trust shareholder is remote.

SHAREHOLDER MEETINGS AND VOTING RIGHTS. In general, shareholders of a California corporation elect directors at each annual meeting. However, because the Fund is an investment company registered under the 1940 Act, it is not required to hold annual or special meetings of shareholders unless required by the 1940 Act. The by-laws of the Fund provide that its Directors will be elected when required by the 1940 Act and will hold office until they resign or are removed by the shareholders. Under Delaware law and the Trust's by-laws, the Trust is not required to hold annual shareholder meetings to elect Trustees, and does not intend to do so, although it will continue to hold annual informational meetings.

The Fund is required to hold a special shareholder meeting for any proper purpose when requested by its Board of Directors, Chairman of the Board or
President or by the holders of 10% of its outstanding shares. The Trust is required to hold a special shareholder meeting to consider the removal of one or more Trustees or for any other proper purpose when requested by a majority of the Trustees, the president or by the holders of 10% of its outstanding shares.
Both the Fund and the Trust must also hold special shareholder meetings when required by the 1940 Act under certain circumstances (such as when a majority of the Directors or Trustees has not been elected by the shareholders or when it wants to sign a new or amended investment advisory agreement).

The New Fund intends to continue the Fund's tradition of making management available to the shareholders at an annual information meeting to discuss the
New Fund's performance, the current state of U.S. stock markets, and similar matters.

In general, shareholders of the Trust have voting rights only with respect to a limited number of matters specified in the declaration of trust (such as the termination of the Trust) and such other matters as the Trustees may determine or as may be required by the 1940 Act. A greater number of matters require approval by the shareholders of the Fund (such as amendments to its articles of incorporation and matters affecting fundamental changes in corporate structure), and whether a matter requires shareholder approval is governed by California corporate law as well as the 1940 Act.

                                       33

For a shareholder meeting of the Fund to go forward, a majority of the Fund's shares must be present (either in person or by proxy). For the Trust, this is reduced to one-third of the shareholders. When voting on matters affecting the
Fund, all of its shareholders vote together on all questions. Although the Trust could have more than one series in the future, only shareholders of the New Fund will vote on matters affecting the New Fund. However, when voting on matters affecting the Trust generally (such as the election of Trustees or approval of independent accountants), all shareholders of the Trust, including shareholders of any additional series, will vote together. The shareholders of the New Fund eventually may have a smaller ownership interest in the Trust than the shareholders of other series, and the other series could, therefore, have effective voting control of matters affecting the Trust generally.

Shareholders of the Fund have "cumulative voting" rights when voting for
Directors. These rights are established to permit the holders of a substantial minority of shares of the Fund to elect at least one Director. Shareholders of the Trust will not have such rights, and the holders of 50% of the outstanding shares of the Trust will be able to elect all of the Trustees.

DIRECTOR/TRUSTEE INDEMNIFICATION AND LIABILITY. The Directors of the Fund cannot be held liable for their activities in that role so long as they perform their duties prudently, in good faith, and in the Fund's best interests. California corporate law also provides that the Directors may be liable for voting to declare a dividend or other distribution of assets to shareholders contrary to law or during liquidation of the corporation. Under Delaware statutory trust law, the same is generally true.

The Fund indemnifies its Directors from claims and expenses arising out of their services to the Fund, unless they have acted with willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The same is true of the Trust.

AMENDMENTS OF CHARTER DOCUMENTS. Amendments to the Fund's articles of incorporation require shareholder approval. Amendments to the Trust's declaration of trust can be made by the Trustees without shareholder approval, unless they reduce the amount payable to shareholders upon liquidation of the
Trust, repeal the limitations on shareholders' or Trustees' personal liability, or diminish or eliminate any voting rights.

MERGERS AND OTHER REORGANIZATIONS. Under California law, the Fund is required to obtain shareholder approval to merge or consolidate with any corporation or other organization or to sell substantially all of its assets. Although the
Trust's declaration of trust requires approval by a majority of the Board of
Trustees to merge, consolidate or sell substantially all of its assets, generally shareholder approval is also required pursuant to the 1940 Act.

TERMINATION. Termination of the Fund would generally require approval of its shareholders. The Trust or any series or class of the Trust, including the New
Fund, may be terminated by the Trustees without shareholder approval, or by vote of a majority of the affected shareholders at a meeting.

                                       34

                      INFORMATION ABOUT THE REORGANIZATION

DESCRIPTION OF THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

The Fund and the Trust, on behalf of the New Fund, have entered into the
Reorganization Plan, which provides that the New Fund will acquire the assets and assume the liabilities of the Fund. The Reorganization Plan sets forth the terms and conditions that will apply to the proposed Reorganization. The following description is qualified in its entirety by reference to the
Reorganization Plan, which is set forth as Appendix A to this Proxy
Statement/Prospectus.

In essence, the Reorganization will have three steps:

     o    First, if the shareholders of the Fund approve the Reorganization
          Plan, the Fund will transfer all of its assets to the New Fund. In exchange, the Fund will receive shares of the New Fund equal in number and net asset value to the Fund's shares, calculated as of the close of business on the Closing Date. The New Fund will assume all of the
          Fund's liabilities.

     o    Second, the New Fund, through its transfer agent, will open an account for each shareholder of the Fund and will credit each such account with shares of the New Fund equal in number and net asset value to the
          Fund shares that the shareholder owned on the Closing Date.

     o    Finally, the Fund will subsequently dissolve.

On the Closing Date, the Fund's shareholders will receive shares of the New Fund with the same total value as their shares of the Fund. Because the Fund is a registered investment company whose shareholders can redeem their shares at any time for their net asset value, there are no appraisal rights for shareholders who vote against the Reorganization.

The value of the Fund's assets to be acquired, and the amount of its liabilities to be assumed, by the New Fund will be determined as of the close of regular trading on the New York Stock Exchange on the Closing Date in accordance with the valuation procedures described in the Fund's current Prospectus and
Statement of Additional Information. Securities and other assets for which market quotations are not readily available will be valued by a method that the
Fund Board believes accurately reflects fair value.

Any transfer taxes payable upon issuance of the New Fund shares in a name other than that of the registered holder on the Fund's books will be paid by the person to whom those shares are to be issued as a condition of the transfer. Any reporting responsibility of the Fund will continue to be its responsibility up to and including the Closing Date and thereafter until it is dissolved.

                                       35

The closing of the Reorganization is subject to certain conditions relating to the Reorganization Plan, including the following:

     o    Approval of the Reorganization Plan by the shareholders of the Fund;

     o    Receipt of certain legal opinions described in the Reorganization
          Plan;

     o    Continuing accuracy of the representations and warranties in the
          Reorganization Plan; and

     o    Performance in all material respects of the Reorganization Plan.

The Fund and the Trust, on behalf of the New Fund, may mutually agree to terminate the Reorganization Plan at any time at or prior to the Closing Date.
Alternatively, either the Fund or the Trust may decide unilaterally to terminate the Reorganization Plan under certain circumstances. In addition, either the
Fund or the Trust may waive the other party's breach of a provision or failure to satisfy a condition of the Reorganization Plan.

The Trust and the Fund may agree to amend the Reorganization Plan in any manner, provided that after the Fund's shareholders' approval of the Reorganization no such amendment may have a material adverse effect on the shareholders'
interests. The Adviser has agreed to pay the expenses of the Reorganization.

FEDERAL INCOME TAX CONSEQUENCES

The exchange of the Fund's assets for the New Fund's shares and the latter's assumption of the Fund's liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(F) of the
Internal Revenue Code of 1986, as amended (the "Code"). As a condition to consummation of the Reorganization, the Fund will receive an opinion from Paul,
Hastings, Janofsky & Walker LLP, the Trust's counsel ("Opinion"), substantially to the effect that, based on the facts and assumptions stated therein as well as certain representations of the Fund and conditioned on the Reorganization's being completed in accordance with the Reorganization Plan, for federal income tax purposes:

     (a)  The Reorganization will qualify as a "reorganization" (as defined in section 368(a)(1)(F) of the Code), and the Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code.

     (b)  The Fund will recognize no gain or loss on the transfer of its assets to the New Fund in exchange solely for the New Fund's shares and its assumption of the Fund's liabilities or on the subsequent distribution of those shares to the Fund's shareholders in exchange for their Fund shares.

     (c)  The New Fund will recognize no gain or loss on its receipt of the
          Fund's assets in exchange solely for the New Fund's shares and its assumption of the Fund's liabilities.

     (d)  The New Fund's basis in each asset it receives from the Fund will be the same as the Fund's basis therein immediately before the
          Reorganization, and the New Fund's holding period for each such asset will include the Fund's holding period therefore.

                                       36

     (e)  The Fund's shareholders will recognize no gain or loss on the exchange of all Fund shares solely for the New Fund shares pursuant to the
          Reorganization.

     (f)  Any Fund shareholder's aggregate basis in the New Fund shares it receives in the Reorganization will be the same as the aggregate basis in the Fund shares it actually or constructively surrenders in exchange for those New Fund shares, and its holding period for those
          New Fund shares will include, in each instance, its holding period for those Fund shares, provided the shareholder holds them as capital assets at the Effective Time (as defined in the Reorganization Plan).

     (g)  For purposes of section 381 of the Code, the New Fund will be treated as if there had been no reorganization. Accordingly, the
          Reorganization will not result in the termination of the Fund's taxable year, the Fund's tax attributes enumerated in section 381(c)
          of the Code will be taken into account by the New Fund as if there had been no reorganization, and the part of the Fund's taxable year before the Reorganization will be included in the New Fund's taxable year after the Reorganization.

BOARD CONSIDERATIONS

Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Fund Board has determined that the Reorganization is in the best interests of shareholders of the Fund. In approving the Reorganization, the Fund Board considered the terms and conditions of the Reorganization Plan and the following factors, among others:

     o    Delaware law contains provisions specifically designed for mutual funds which take into account their unique structure and operations.
          Under Delaware law, funds are able to simplify their operations by reducing administrative burdens, without sacrificing the federal or state advantages of a mutual fund. Delaware law allows greater flexibility in drafting a fund's governing documents, which can result in greater efficiencies of operation and savings for a fund and its shareholders. Furthermore, there is a well-established body of corporate legal precedent that may be relevant in deciding issues pertaining to Delaware statutory trusts.

     o    It would not be practicable for the Fund to offer one or more additional mutual fund investment portfolios in the future if it wishes to do so. While the Fund would legally be permitted to create more than one investment portfolio, California law does not explicitly provide that the shareholders of one investment portfolio will not be burdened by the liabilities of another investment portfolio. Delaware law recognizes that funds may operate in series with separate assets and liabilities.

     o    For reasons such as those described above, few mutual funds are organized as California corporations. Further, in recent years many mutual

                                       37

          funds organized as corporations under the laws of other states have reorganized as Delaware statutory trusts.

     o    The New Fund will have the same investment objective as the Fund and substantially similar principal investment strategies and risks as the
          Fund.

     o    If elected by shareholders, the Adviser, the investment adviser to the
          Fund, will also serve as the investment adviser to the New Fund, on substantially similar terms and conditions and for the same fee.

     o    The shareholder services and privileges available to shareholders of the New Fund will be substantially the same as those available to shareholders of the Fund.

     o    For Federal income tax purposes, the Reorganization is intended to be a tax-free transaction for the Fund and its shareholders.

After consideration of the factors mentioned above and other relevant information, at meetings held on May 5 and December 19, 2005, the Fund Board determined that the Reorganization is in the best interests of the Fund and its shareholders, unanimously approved the Reorganization Plan and directed that it be submitted to shareholders for approval. THE FUND BOARD UNANIMOUSLY RECOMMENDS
THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE REORGANIZATION PLAN.

                       ----------------------------------

                     INFORMATION RELATING TO VOTING MATTERS

GENERAL INFORMATION

The Fund Board is providing this Proxy Statement/Prospectus in connection with the solicitation of proxies for use at the Meeting. Solicitation of proxies will occur principally by mail, but officers and service contractors of the Fund may also solicit proxies by telephone, telegraph, or personal interview. D.F. King has been hired to assist in the proxy solicitation. Estimated proxy solicitation expenses total approximately $400,000. The Adviser has agreed to pay the expenses of the Reorganization, including expenses associated with the solicitation of proxies. If votes are recorded by telephone, the proxy solicitor will use procedures designed to authenticate shareholders' identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person.

                                       38

Only shareholders of the Fund of record at the close of business on February 1,
2006 will be entitled to vote at the Meeting. On February 1, 2006, there were outstanding and entitled to be voted 42,568,456 shares of the Fund. Each share or fractional share is entitled to one vote or fraction thereof.

If the accompanying proxy card is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting or any adjournment thereof. If you sign and date your proxy card but do not mark it "For," "Against" or
"Abstain," the persons named as proxies will vote it "FOR" each nominee and for each Proposal. For information on adjournments of the Meeting, see "Quorum"
below.

SHAREHOLDER APPROVAL

PROPOSAL 1. Election of a Director requires the vote of a plurality of shares of the Fund voted in person or by proxy at the Meeting. The five Directors who receive the highest numbers of votes will be elected to the Fund Board.

PROPOSAL 2. Approval of the New Advisory Contract requires the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares of the Fund are present in person or represented by proxy; or
(ii) more than 50% of the outstanding shares of the Fund entitled to vote thereon.

PROPOSAL 3. Approval of the Reorganization Plan requires the affirmative vote of a majority of the outstanding shares of the Fund. Shareholders who do not vote for the Reorganization do not have appraisal rights.

With respect to Proposal 1, each share is entitled to one vote, except that shareholders are entitled to cumulate votes for the election of Directors. Thus, each shareholder entitled to vote for Directors will be able to give one candidate that number of votes which is equal to the number of directors to be elected multiplied by the number of shares that the shareholder holds, or will be able to distribute that number of votes among two or more candidates in such a manner as the shareholder sees fit. Cumulative voting will be provided to all shareholders only if prior to the election of Directors at least one shareholder gives notice at the Meeting or his or her intention to cumulate votes.

In tallying shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted in determining whether a quorum is present for purposes of convening the
Meeting. Abstentions and broker non-votes with respect to Proposal 1 will have no effect on the Proposal; abstentions and broker non-votes on Proposal 2 or 3 will have the same effect as votes cast against the Proposal.

                                       39

CONTROL PERSONS

As of February 1, 2006, the following persons owned of record 5% or more of the shares of the Fund:

                                                            NUMBER OF SHARES OWNED OF              PERCENT
                    NAME AND ADDRESS                                 RECORD                        OF FUND

Pershing, LLC.
Jersey City,                                                        2,266,143                       5.32%
--------------------------------------------------------------------------------------------------------------------
National Financial Services Corp.
For Exclusive Benefit of Customers
New York, NY                                                       11,408,101                       26.97%
--------------------------------------------------------------------------------------------------------------------
Fidelity Investments Institutional
Operations Co.
As agent for certain employee benefits plans                        7,067,208                       16.60%
Covington, KY
--------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co.
SPL custody A/C for Excl Benefit Trust
San Francisco                                                       6,240,584                       14.66%

As of the Record Date, the Nominees and the executive officers of the Fund beneficially owned individually and collectively as a group approximately 0.22%
of the outstanding shares of the Fund.

QUORUM; ADJOURNMENT

A quorum is constituted by the presence, in person or by proxy, of a majority of the total number of shares outstanding and entitled to vote at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 60 days after the Record Date to permit further solicitation of proxies. In addition, if the persons named as proxies determine it is advisable to defer action on one or more Proposals but not all Proposals, they may proposed one or more adjournments of the Meeting to a date not more than 60 days after the Record Date in order to defer action on such Proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy and voting on the question of adjournment. In such case, the persons named as proxies will vote "FOR"
adjournment with respect to a Proposal those proxies which they are entitled to vote in favor of the Proposal, and will vote those proxies they are required to vote against the Proposal "AGAINST" such an adjournment. Abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment. Any
Proposal for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal.

                                       40

DESCRIPTION OF THE SECURITIES TO BE ISSUED

The Trust is registered with the SEC as an open-end management investment company and its Trustees are authorized to issue an unlimited number of shares of beneficial interest in each separate series (par value $0.001 per share).
Shares of each series of the Trust represent equal proportionate interests in the assets of that series only and have identical voting, dividend, redemption, liquidation, and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

The Trust Board does not intend to hold annual meetings of shareholders for the purpose of electing Trustees or taking other formal action, but does intend to hold annual meetings for informational purposes. The Trustees will call special meetings of the shareholders of a series only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that series entitled to vote.

                             ADDITIONAL INFORMATION

Additional information about the New Fund is included in its Prospectus and
Statement of Additional Information dated February 13, 2006, which are incorporated by reference herein. Additional information about the Fund is included in its Prospectus and Statement of Additional Information dated May 1,
2005 as supplemented January 9, 2006, which are also incorporated by reference herein. Additional information about the Fund may also be obtained from its
Annual Report for the fiscal year ended December 31, 2004, and its Semi-Annual
Report for the six months ended June 30, 2005, which have been filed with the
SEC. Further information about the Fund will be available on or about March 1,
2006 from the Fund's Annual Report for the fiscal year ended December 31, 2005, which will be filed with the SEC. Copies of the Prospectus, Statement of
Additional Information, Annual Report and Semi-Annual Report for the Fund may be
obtained without charge by calling Shareholder Services at 1-800-432-2504 during business hours, 9 a.m. to 6 p.m. Eastern time. The New Fund and the Fund are subject to certain informational requirements of the Securities Exchange Act of
1934 and the 1940 Act, as applicable, and in accordance with such requirements file reports, proxy statements, and other information with the SEC. Once available, these materials may be inspected and copied:

     o    At the Public Reference Facilities maintained by the SEC at 100 F
          Street, NE, Washington D.C. 20549;

     o    By writing to the SEC's Public Reference Branch, Office of Consumer
          Affairs and Information, 100 F Street, NE, Washington D.C. 20549 at
          rates prescribed by the SEC;

     o    By e-mail request to publicinfo@sec.gov (for a duplicating fee); and

     o    On the SEC's EDGAR database on the SEC's Internet Web site at
          http://www.sec.gov.

                                       41

LEGAL MATTERS

Opinions concerning certain legal matters pertaining to the Reorganization will be provided by legal counsel to the Fund and the Trust, Paul Hastings, Janofsky
& Walker LLP, 515 South Flower Street, Los Angeles, California 90071.

EXPERTS

The audited financial statements of the Fund incorporated by reference herein and included in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2004 have been audited by PricewaterhouseCoopers LLP, the
Fund's independent registered public accounting firm. Its report is included in the Fund's 2004 Annual Report to Shareholders. The December 31, 2004 financial statements have been incorporated herein by reference in reliance on
PricewaterhouseCoopers LLP's report given on their authority as experts in auditing and accounting. PricewaterhouseCoopers LLP have also been appointed to audit the Fund's December 31, 2005 Annual Report to shareholders, which is expected to be publicly available on or about March 1, 2006.

OTHER BUSINESS

The Fund Board knows of no other business to be brought before the Meeting.
However, if any other matters come before the Meeting, proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to the Fund by telephoning Shareholder
Services at 1-800-432-2504 between 9:00 a.m. and 6:00 p.m. Eastern time.

                                     * * * *

SHAREHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN
THE ENCLOSED ENVELOPE, OR TO VOTE VIA TELEPHONE BY CALLING THE TELEPHONE NUMBER
PRINTED ON YOUR PROXY CARD OR ON THE INTERNET BY VISITING THE WEBSITE ADDRESS
LOCATED ON YOUR PROXY CARD.

Appendix A         Form of Agreement and Plan of Reorganization and Termination

Appendix B         New Fund Investment Restrictions Similar to Those of the Fund

Appendix C         Nominating Committee Charter

Appendix D         Form of New Advisory and Sub-Advisory Agreement

                                       42

                                   APPENDIX A

          FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

This Agreement and Plan of Reorganization and Termination ("AGREEMENT") is made as of December 19, 2005, between Clipper Fund, Inc., a California corporation
(the "OLD FUND"), and Clipper Funds Trust, a Delaware statutory trust (the
"TRUST"), on behalf of Clipper Fund, a segregated portfolio of assets ("SERIES")
thereof (Each of the New Fund and Old Fund is sometimes referred to herein as a
"FUND"). All agreements, covenants, representations, actions, and obligations described herein made or to be taken or undertaken by the New Fund are made and shall be taken or undertaken by the Trust on the New Fund's behalf, and all rights and benefits created hereunder in favor of the New Fund shall inure to, and shall be enforceable by, the Trust acting on its behalf.

The Trust and the Fund each wishes to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("CODE"), and intends this Agreement to be, and adopts it as, a "plan of reorganization"
within the meaning of the regulations under the Code ("REGULATIONS"). The reorganization will involve Old Fund's changing its identity, form, and place of organization by converting from a California corporation to a series of the
Trust by (1) transferring all its assets to the New Fund (which is being established solely for the purpose of acquiring such assets and continuing Old
Fund's business) in exchange solely for voting shares of beneficial interest
("SHARES") in the New Fund ("NEW FUND SHARES") and the New Fund's assumption of all of Old Fund's liabilities, (2) distributing those shares pro rata to Old
Fund's shareholders in exchange for their shares of the Old Fund ("OLD FUND
SHARES") and in complete liquidation thereof, and (3) terminating Old Fund (all the foregoing transactions being referred to herein collectively as the
"REORGANIZATION"), all on the terms and conditions set forth herein.

          The Fund's Board of Directors and the Trust's Board of Trustees (each, a "BOARD"), including a majority of its members who are not "interested persons"
(as that term is defined in the Investment Company Act of 1940, as amended
("1940 ACT")) thereof, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has determined that participation in the Reorganization is in the best interests of its Fund and that the interests of the existing shareholders of its Fund will not be diluted as a result of the
Reorganization.

          The rights, powers, privileges, and obligations of the New Fund Shares will be substantially similar to those of the Old Fund Shares.

          In consideration of the mutual promises contained herein, the Old Fund and the Trust agree as follows:

1.   PLAN OF REORGANIZATION AND TERMINATION

     1.1. Subject to the requisite approval of the Old Fund's shareholders and the terms and conditions herein, the Old Fund shall assign, sell, convey, transfer, and deliver all of its assets

                                      A-1

described in paragraph 1.2 ("ASSETS") to the New Fund. In exchange therefore, the New Fund shall

     (a)  issue and deliver to the Old Fund the number of full and fractional shares equal to the number of full and fractional shares then outstanding and

     (b)  assume all of the Old Fund's liabilities described in paragraph 1.3
          ("LIABILITIES").

          Such transactions shall take place at the CLOSING (as defined in paragraph 2.1).

     1.2. The Assets shall consist of all assets and property - including all cash, cash equivalents, securities, commodities, futures interests, receivables
(including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses shown as assets on the Old Fund's books - the
Old Fund owns at the EFFECTIVE TIME (as defined in paragraph 2.1).

     1.3. The Liabilities shall consist of all of the Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature existing at the
Effective Time, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at that time, and whether or not specifically referred to in this Agreement.
Notwithstanding the foregoing, the Old Fund will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

     1.4. Immediately before the Closing, the New Fund shall redeem the INITIAL
SHARES (as defined in paragraph 5.6) at a rate of $10.00 per share. At the
Effective Time (or as soon thereafter as is reasonably practicable), the Old
Fund shall distribute the New Fund Shares it receives pursuant to paragraph
1.1(a) to its shareholders of record determined as of the Effective Time (each, a "SHAREHOLDER"), in proportion to their Old Fund Shares then held of record and in exchange for their Old Fund Shares, and will completely liquidate. That distribution shall be accomplished by the Trust's transfer agent opening accounts on the New Fund's share transfer books in the Shareholders' names and transferring those New Fund Shares thereto. Pursuant to such transfer, each
Shareholder's account shall be credited with the respective pro rata number of full and fractional New Fund Shares due that Shareholder. All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Old Fund's share transfer books. The New Fund shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

     1.5. As soon as reasonably practicable after distribution of the New Fund
Shares pursuant to paragraph 1.4, but in all events within six months after the
Effective Time, the Old Fund shall be terminated and any further actions shall be taken in connection therewith as required by applicable law.

     1.6. Any reporting responsibility of the Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission ("COMMISSION"), any
state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

                                      A-2

     1.7. Any transfer taxes payable on issuance of the New Fund Shares in a name other than that of the registered holder on the Old Fund's share transfer books with respect to Old Fund Shares actually or constructively exchanged therefore shall be paid by the person to whom those New Fund Shares are to be issued, as a condition of that transfer.

2.   CLOSING AND EFFECTIVE TIME

     2.1. The Reorganization, together with related acts necessary to consummate the same ("CLOSING"), shall occur at the Trust's offices on or about May 1,
2006, or at such other place and/or time as to which the Old Fund and the Trust may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately after the close of business (i.e., 4:00 p.m., Eastern time) on the date thereof ("EFFECTIVE TIME").

     2.2. The Old Fund shall direct State Street Bank and Trust Company, custodian for the Old Fund ("CUSTODIAN"), to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets have been delivered in proper form to the New Fund within two business days before or at the Effective Time and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each of the Old
Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Old Fund as of the
Effective Time for the New Fund's account duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Effective Time by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which any Assets are deposited, the Assets that are deposited with such depositories. The cash to be transferred by the Old
Fund shall be delivered by wire transfer of federal funds at the Effective Time.

     2.3. The Old Fund shall direct Boston Financial Data Services, Inc., the
Old Fund's transfer agent ("OLD FUND TRANSFER AGENT"), to deliver at the Closing a certificate of an authorized officer stating that its records contain the number of outstanding Old Fund Shares each Shareholder owned immediately before the Closing.

     2.4. The Old Fund shall deliver to the Trust at the Closing a certificate of an authorized officer of the Old Fund setting forth information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, on the Old Fund's books immediately before the Closing.

     2.5. Each of the Old Fund and the Trust shall deliver to the other party at the Closing a certificate executed in its name by its President or a Vice
President in form and substance reasonably satisfactory to the recipient and dated the date of the Closing, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this
Agreement.

                                      A-3

3.   REPRESENTATIONS AND WARRANTIES

     3.1. The Old Fund represents and warrants to the Trust, on the New Fund's behalf, as follows:

     (a)  The Old Fund is a corporation operating under Articles of
          Incorporation, the beneficial interest under which is divided into transferable shares, organized under the laws of the State of
          California that is duly organized and validly existing under the laws of that state; its Articles of Incorporation ("ARTICLES") are on file with that state's Secretary of State;

     (b)  The Old Fund is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

     (c)  At the Effective Time, the Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to
          "securities loans" as referred to in section 851(b)(2) of the Code or that are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on the New Fund's behalf, will acquire good and marketable title thereto;

     (d)  The Old Fund is not engaged currently, and the Old Fund's execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the Articles or the Old Fund's By-Laws
          (collectively, "OLD FUND GOVERNING DOCUMENTS") or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Old Fund is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Old Fund is a party or by which it is bound;

     (e)  All material contracts and other commitments of the Old Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate, or provision for discharge of any liabilities of the Old Fund thereunder will be made, at or before the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Old Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

     (f)  No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Old Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and the
          Old Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of

                                      A-4

          any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated, except as otherwise disclosed to the Trust;

     (g)  The Old Fund's Statement of Assets and Liabilities, Statements of
          Operations and Changes in Net Assets, and Portfolio of Investments at
          and for the years ended on December 31, 2004 (and when completed,
          December 31, 2005), have been (or will be) audited by
          PricewaterhouseCoopers LLP, an independent registered public accounting firm, and present (or will present) fairly, in all material respects, the Old Fund's financial condition as of such date in accordance with generally accepted accounting principles consistently applied ("GAAP"); and to the Old Fund's management's best knowledge and belief, there are no known contingent liabilities, debts, obligations, or duties of the Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein;

     (h)  Since December 31, 2005, there has not been any material adverse change in the Old Fund's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Old Fund of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this subparagraph, a decline in net asset value per Old
          Fund Share due to declines in market values of securities the Old Fund holds, the discharge of Old Fund liabilities, or the redemption of Old
          Fund Shares by its shareholders shall not constitute a material adverse change;

     (i)  At the Effective Time, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Old Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Old Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (j)  The Old Fund is a "fund" as defined in section 851(g)(2) of the Code;
          for each taxable year of its operation, the Old Fund has met (or, for its current taxable year, will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company ("RIC") and has been (or will be) eligible to and has computed
          (or will compute) its federal income tax under section 852 of the
          Code; from the time the Old Fund's Board approved the transactions contemplated by this Agreement ("APPROVAL TIME") through the Effective
          Time, the Old Fund will invest its assets in a manner that ensures its compliance with the foregoing; from the time it commenced operations through the Effective Time, the Old Fund has conducted and will conduct its "historic business" (within the meaning of section
          1.368-1(d)(2) of the Regulations) in a substantially unchanged manner;
          from the Approval Time through the Effective Time, the Old Fund will not (a) dispose of and/or acquire any assets (i) for the

                                      A-5

          purpose of satisfying the New Fund's investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC or (b) otherwise change its historic investment policies; and the Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

     (k)  All issued and outstanding Old Fund Shares are, and at the Effective
          Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Old Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the Securities
          Act of 1933, as amended ("1933 ACT"), and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth in the Old Fund
          Transfer Agent's records, as provided in paragraph 2.3; and the Old
          Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor is there outstanding any security convertible into any Old Fund Shares;

     (l)  The Old Fund incurred the Liabilities, which are associated with the
          Assets, in the ordinary course of its business;

     (m)  The Old Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code);

     (n)  During the five-year period ending at the Effective Time, (1) neither the Old Fund nor any person "related" (within the meaning of section
          1.368-1(e)(3) of the Regulations) to it will have acquired Old Fund
          Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than the
          New Fund Shares or Old Fund Shares, except for shares redeemed in the ordinary course of the Old Fund's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and
          (2) no distributions will have been made with respect to Old Fund
          Shares, other than normal, regular dividend distributions made pursuant to the Old Fund's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid
          (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

     (o)  Not more than 25% of the value of the Old Fund's total assets
          (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

     (p)  The Old Fund's current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated before or on the date of the Closing do not

                                      A-6

          contain, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (q)  The REGISTRATION STATEMENT (as defined in paragraph 3.3(a)) (other than written information provided by the Trust for inclusion therein)
          will, on its effective date, at the Effective Time, and at the time of the SHAREHOLDERS MEETING (as defined in paragraph 4.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

     (r)  The New Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms hereof;
          and

     (s)  The Articles permit the Old Fund to vary its shareholders' investment therein, the Old Fund does not have a fixed pool of assets, the Old
          Fund is a managed portfolio of securities, and Davis Selected
          Advisers, L.P., the Old Fund's adviser, has the authority to buy and sell securities for it.

     3.2. The Trust, on the New Fund's behalf, represents and warrants to the
Old Fund as follows:

     (a)  The Trust is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware and its Certificate of Trust has been duly filed in the office of the
          Secretary of State thereof;

     (b)  The Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

     (c)  Before the Effective Time, the New Fund will be a duly established and designated series of the Trust;

     (d)  The New Fund has not commenced operations and will not do so until after the Closing;

     (e)  Before the Closing, there will be no (1) issued and outstanding New
          Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) security convertible into any New
          Fund Shares, or (4) any other securities issued by the New Fund, except the Initial Shares;

     (f)  No consideration other than New Fund Shares (and the New Fund's assumption of the Liabilities) will be issued in exchange for the
          Assets in the Reorganization;

     (g)  The New Fund is not engaged currently, and the Trust's execution, delivery, and performance of this Agreement will not result in, (1) a material violation of the Trust's Declaration of Trust ("DECLARATION
          OF TRUST") or By-Laws (collectively,

                                      A-7

          "THE TRUST GOVERNING DOCUMENTS") or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Trust, on the New Fund's behalf, is a party or by which it is bound or (2)
          the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Trust, on the New Fund's behalf, is a party or by which it is bound;

     (h)  No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust with respect to the New Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and the Trust, on the New Fund's behalf, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (i)  The New Fund will be a "fund" as defined in section 851(g)(2) of the
          Code; it will meet the requirements of Subchapter M of Chapter 1 of the Code for qualification as a RIC for its taxable year in which the
          Reorganization occurs; and it intends to continue to meet all such requirements for the next taxable year;

     (j)  The New Fund has no plan or intention to issue additional New Fund
          Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the New Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person with consideration other than the New Fund Shares, any New Fund Shares issued to the
          Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

     (k)  Following the Reorganization, the New Fund (1) will continue the Old
          Fund's "historic business" (within the meaning of section
          1.368-1(d)(2) of the Regulations) and (2) will use a significant portion of the Old Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business;
          moreover, the New Fund (3) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the
          Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

                                      A-8

     (l)  There is no plan or intention for the New Fund to be dissolved or merged into another statutory or business trust or a corporation or any "fund" thereof (as defined in section 851(g)(2) of the Code)
          following the Reorganization;

     (m)  During the five-year period ending at the Effective Time, neither the
          New Fund nor any person "related" (within the meaning of section
          1.368-1(e)(3) of the Regulations) to it will have acquired Old Fund
          Shares with consideration other than New Fund Shares;

     (n)  Assuming the truthfulness and correctness of the Old Fund's representation and warranty in paragraph 3.1(p), immediately after the
          Reorganization (1) not more than 25% of the value of the New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

     (o)  The New Fund Shares to be issued and delivered to the Old Fund, for the Shareholders' account, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) and
          (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by the Trust;

     (p)  The Registration Statement (other than written information provided by the Old Fund for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

     (q)  The Declaration of Trust permits the Trust to vary its shareholders'
          investment therein; and the Trust does not have a fixed pool of assets each series thereof (including the New Fund after it commences operations) is a managed portfolio of securities, and the Trust's investment adviser has the authority to buy and sell securities for
          it.

     3.3. The Old Fund represents and warrants to the Trust, and the Trust represents and warrants to the Old Fund on the New Fund's behalf, as follows:

     (a)  No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 ACT"), the 1940 Act, or state securities laws for its execution or performance of this Agreement, except for (1) the Trust's filing with the Commission of a registration statement on Form N-14 relating to New Fund Shares issuable hereunder, and any supplement or amendment thereto ("REGISTRATION STATEMENT"), (2) the Commission's declaring effective the Trust's registration statement filed with the

                                      A-9

          Commission on Form N-1A with respect to the New Fund, and (3) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

     (b)  The fair market value of New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Old Fund
          Shares it actually or constructively surrenders in exchange therefore;

     (c)  Its management (1) is unaware of any plan or intention of the
          Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Old Fund Shares before the Reorganization to any person
          "related" (within the meaning of section 1.368-1(e)(3) of the
          Regulations) to either Fund or (ii) any portion of New Fund Shares they receive in the Reorganization to any person "related" (within such meaning) to the New Fund, (2) does not anticipate dispositions of those New Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of the Old Fund as a series of an open-end investment company, (3)
          expects that the percentage of interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of New Fund Shares immediately following the
          Reorganization;

     (d)  The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

     (e)  The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by the New Fund and those to which the Assets are subject;

     (f)  None of the compensation received by any Shareholder who is an employee of or service provider to the Old Fund will be separate consideration for, or allocable to, any of Old Fund Shares that
          Shareholder held; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

     (g)  Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1
          C.B. 187) ("REORGANIZATION EXPENSES");

     (h)  The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 3.1(o), 3.2(j), and 3.2(m) will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in the Old Fund at the Effective Time;

                                      A-10

     (i)  Immediately following consummation of the Reorganization, the
          Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of Old Fund Shares immediately before the Reorganization; and

     (j)  Immediately following consummation of the Reorganization, the New Fund will hold the same assets and be subject to the same liabilities that the Old Fund held or was subject to immediately before the
          Reorganization; and the amount of all redemptions and distributions
          (other than regular, normal dividends) the Old Fund makes immediately preceding the Reorganization will, in the aggregate, constitute less than 1% of its net assets.

     3.4. Notwithstanding any other provision of this Agreement to the contrary, to the extent that representations and/or warranties are made herein by officers of the Old Fund, Trust, or New Fund, and involve facts which occurred prior to December 19, 2005, such representations and/or warranties are made to such officers' actual knowledge and belief.

4.   COVENANTS

     4.1. The Old Fund covenants to call a meeting of the Old Fund's shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein
("SHAREHOLDERS MEETING").

     4.2. The Old Fund covenants that the New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

     4.3. The Old Fund covenants that it will assist the Trust in obtaining information the Trust reasonably requests concerning the beneficial ownership of
Old Fund Shares.

     4.4. The Old Fund covenants that it will turn over its books and records
(including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to the Trust at the Closing.

     4.5. Each Fund covenants to cooperate in preparing the Registration
Statement in compliance with applicable federal and state securities laws.

     4.6. The Old Fund and the Trust each covenants that it will, from time to time, as and when requested by the other party, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other party deems necessary or desirable in order to vest in, and confirm to, (a) the New Fund, title to and possession of all the Assets, and (b) the Old Fund, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

     4.7. The Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the
Effective Time.

                                      A-11

     4.8. Subject to this Agreement, the Old Fund and the Trust each covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.   CONDITIONS PRECEDENT

     The obligations of each of the Old Fund and the Trust hereunder shall be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of such time, and (c) the following further conditions that, at or before such time:

     5.1. All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each of the Old Fund's and Trust's best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act, and the Commission shall not have issued an unfavorable report with respect to the
Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either party hereto deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties;

     5.2. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby;

     5.3. The Trust shall have received an opinion of Paul Hastings, Janofsky &
Walker LLP ("COUNSEL") substantially to the effect that:

     (a)  The Old Fund is a California corporation that is validly existing and in good standing under the laws of the State of California;

     (b)  This Agreement has been duly authorized and adopted by the Old Fund;

     (c)  The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate any provision of the Old Fund Governing Documents or, to Counsel's knowledge, violate any obligation of the Old Fund under the express terms of any court order that names the Old Fund and is specifically directed to it or its property, except as set forth in such opinion;

                                      A-12

     (d)  To Counsel's knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Old Fund of the transactions contemplated herein, except any that have been obtained and are in effect and exclusive of any required under state securities laws;

     (e)  The Old Fund is registered with the Commission as an investment company, and to Counsel's knowledge no order has been issued or proceeding instituted to suspend either such registration; and

     (f)  To Counsel's knowledge (without any independent inquiry or investigation), as of the date of the opinion, there is no action or proceeding pending before any court or governmental agency, or overtly threatened in writing against the Old Fund (with respect to the Old
          Fund) or any of its properties or assets attributable or allocable to the Old Fund that seeks to enjoin the performance or affect the enforceability of this Agreement, except as set forth in such opinion.

     In rendering such opinion, Counsel need not undertake any independent investigation, examination, or inquiry to determine the existence or absence of any facts, need not cause a search to be made of court records or liens in any jurisdiction with respect to the Old Fund or the Old Fund, and may (1) make assumptions that the execution, delivery, and performance of any agreement, instrument, or document by any person or entity other than the Old Fund has been duly authorized, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof and other assumptions customary for opinions of this type,
(3) limit such opinion to applicable federal and state law, (4) define the word
"knowledge" and related terms to mean the actual knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization and not to include matters as to which such attorneys could be deemed to have constructive knowledge, and (5) rely as to matters of fact on certificates of public officials and statements contained in officers' certificates;

     5.4. The Old Fund shall have received an opinion of Counsel substantially to the effect that:

     (a)  The New Fund is a duly established series of the Trust, a statutory trust that is validly existing as a statutory trust under the laws of the State of Delaware;

     (b)  This Agreement has been duly authorized and adopted by the Trust on the New Fund's behalf;

     (c)  The New Fund Shares to be issued and distributed to the Shareholders under this Agreement have been duly authorized and, on their issuance and delivery in accordance with this Agreement, will be validly issued, fully paid, and non-assessable;

     (d)  The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate any provision of

                                      A-13

          the Trust Governing Documents or, to Counsel's knowledge, violate any obligation of the Trust under the express terms of any court order that names the Trust and is specifically directed to it or its property, except as set forth in such opinion;

     (e)  To Counsel's knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Trust, on the New Fund's behalf, of the transactions contemplated herein, except any that have been obtained and are in effect and exclusive of any required under state securities laws;

     (f)  The Trust is registered with the Commission as an investment company, and to the Trust Counsel's knowledge no order has been issued or proceeding instituted to suspend either such registration; and

     (g)  To Counsel's knowledge (without any independent inquiry or investigation), as of the date of the opinion, there is no action or proceeding pending before any court or governmental agency, or overtly threatened in writing against the Trust (with respect to the New Fund)
          or any of its properties or assets attributable or allocable to the
          New Fund that seeks to enjoin the performance or affect the enforceability of this Agreement, except as set forth in such opinion.

     In rendering such opinion, Counsel need not undertake any independent investigation, examination, or inquiry to determine the existence or absence of any facts, need not cause a search to be made of court records or liens in any jurisdiction with respect to the Trust or the New Fund, and may (1) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, (2) make assumptions that the execution, delivery, and performance of any agreement, instrument, or document by any person or entity other than the Trust has been duly authorized, (3) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof and other assumptions customary for opinions of this type, (4) limit such opinion to applicable federal and state law, (5) define the word "knowledge" and related terms to mean the actual knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization and not to include matters as to which such attorneys could be deemed to have constructive knowledge, and (6) rely as to matters of fact on certificates of public officials and statements contained in officers' certificates.

     5.5. The Old Fund and the Trust each shall have received an opinion of
Counsel as to the federal income tax consequences mentioned below ("TAX
OPINION"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters addressed to the Trust
Counsel. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the
Reorganization in accordance with this Agreement, for federal income tax purposes:

                                      A-14

     (a)  The New Fund's acquisition of the Assets in exchange solely for New
          Fund Shares and its assumption of the Liabilities, followed by the Old
          Fund's distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Old Fund Shares, will qualify as a "reorganization" (as defined in section 368(a)(1)(F) of the Code), and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

     (b)  The Old Fund will recognize no gain or loss on the transfer of the
          Assets to the New Fund in exchange solely for New Fund Shares and the
          New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their
          Old Fund Shares;

     (c)  The New Fund will recognize no gain or loss on its receipt of the
          Assets in exchange solely for the New Fund Shares and its assumption of the Liabilities;

     (d)  The New Fund's basis in each Asset will be the same as the Old Fund's basis therein immediately before the Reorganization, and the New
          Fund's holding period for each Asset will include the Old Fund's holding period therefore;

     (e)  A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the
          Reorganization;

     (f)  A Shareholder's aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old
          Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund
          Shares will include, in each instance, its holding period for those
          Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

     (g)  For purposes of section 381 of the Code, the New Fund will be treated as if there had been no Reorganization. Accordingly, the
          Reorganization will not result in the termination of the Old Fund's taxable year, the Old Fund's tax attributes enumerated in section
          381(c) of the Code will be taken into account by the New Fund as if there had been no Reorganization, and the part of the Old Fund's taxable year before the Reorganization will be included in the New
          Fund's taxable year after the Reorganization.

     Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

     5.6. Before the Closing, the Trust's Board shall have authorized the issuance of, and the New Fund shall have issued, at least one New Fund Share
("INITIAL SHARES") to the Trust's investment adviser or an affiliate thereof in consideration of the payment of $10.00 per share to vote on the investment advisory agreement referred to in paragraph 5.7 and to take whatever other action it may be required to take as the New Fund's sole shareholder;

                                      A-15

     5.7. The Trust (on behalf of and with respect to the New Fund) shall have entered into, or adopted, as appropriate, an investment advisory agreement and other agreements and plans necessary for the New Fund's operation as a series of an open-end investment company. Each such contract and agreement shall have been approved by the Trust's Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are not "interested persons"
(as defined in the 1940 Act) thereof and by the Trust's investment adviser or its affiliate as the New Fund's sole shareholder; and

     5.8. At any time before the Closing, either the Old Fund or the Trust may waive any of the foregoing conditions (except those set forth in paragraphs 5.1 and 5.5) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

6.   BROKERAGE FEES AND EXPENSES

     6.1. The Old Fund and the Trust each represents and warrants to the other party that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     6.2. Unless the investment adviser to the Old Fund agrees to bear all or a portion of the Reorganization Expenses, the Reorganization Expenses shall be borne by the Old Fund. The Reorganization Expenses include costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the
Registration Statement, printing and distributing the New Fund's prospectus and the Old Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders meetings.
Notwithstanding the foregoing, expenses shall be paid by the party directly incurring them if and to the extent that the payment thereof by another person would result in such party's disqualification as a RIC or would prevent the
Reorganization from qualifying as a tax-free reorganization.

7.   ENTIRE AGREEMENT; SURVIVAL

     Neither the Old Fund nor the Trust has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Old Fund and the Trust. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the Closing.

8.   TERMINATION

     This Agreement may be terminated at any time at or before the Closing:

     8.1. By either the Old Fund or the Trust (a) in the event of the other party's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before May 1,
2006, or such other date as to which the Old Fund and the Trust agree; or

     8.2. By the parties' mutual agreement.

                                      A-16

     In the event of termination under paragraphs 8.1(c) or 8.2, neither the Old
Fund nor the Trust (nor their respective Board members, officers, or shareholders) shall have any liability to the other party.

9.   AMENDMENTS

     The parties may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding the Old Fund's shareholders' approval thereof; provided that, following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders' interests.

10.  SEVERABILITY

     Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

11.  MISCELLANEOUS

     11.1. This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     11.2. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the parties hereto and its respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3. Notice is hereby given that this instrument is executed and delivered on behalf of the Trust's trustees solely in their capacities as trustees and not individually. The Old Fund's and Trust's obligations under this instrument are not binding on or enforceable against any of their respective Board members, officers, or shareholders or any series of the Trust other than the New Fund but are only binding on and enforceable against the applicable Fund's property. The
Old Fund and the Trust, on the New Fund's behalf, in asserting any rights or claims under this Agreement, shall look only to the other Fund's property in settlement of such rights or claims and not, in the case of the Trust, to the property of any other series of the Trust or to such trustees, officers, or shareholders.

     11.4. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party hereto and delivered to the other party. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                                      A-17

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

                               CLIPPER FUND, INC.

                                By:
                                   --------------------------
                                     Thomas Tays
                                     Secretary

                               CLIPPER FUNDS TRUST, on behalf of its
                               Clipper Fund series

                               By:
                                   -------------------------
                                     Thomas Tays
                                     Secretary

                                      A-18

                                   APPENDIX B

                        NEW FUND INVESTMENT RESTRICTIONS
                          SIMILAR TO THOSE OF THE FUND

     FUNDAMENTAL POLICIES

     Certain  of  the  New  Fund's   fundamental   investment   limitations  are
substantially similar to those of the Fund, as shown in the following table.

------------------------------------------------------------ ---------------------------------------------------------
 CLIPPER FUND SERIES OF CLIPPER FUNDS TRUST (THE NEW FUND)                      CLIPPER FUND, INC.
                                                                                    (THE FUND)
------------------------------------------------------------ ---------------------------------------------------------

The New Fund may not:                                        The Fund may not:
------------------------------------------------------------ ---------------------------------------------------------
      o  Underwrite securities of other issuers,                   o  Underwrite the securities of other
         except to the extent that the purchase of                    issuers, except that the Fund may
         permitted investments directly from the                      acquire restricted securities under
         issuer or from an underwriter for an issuer                  circumstances where, if such securities
         and the later disposition of such                            are sold, the Fund might be deemed to be
         securities in accordance with the Fund's                     an underwriter for the purposes of the
         investment program may be deemed to be an                    Securities Act of 1933, as amended.
         underwriting.
------------------------------------------------------------ ---------------------------------------------------------
      o  Purchase or sell real estate (other than                  o  Purchase or sell real estate or interests
         securities issued by companies that invest                   in real estate, except that the Fund may
         in real estate or interests therein or                       purchase marketable securities of companies
         secured by real estate or interests therein).                holding real estate or interests in real estate.
------------------------------------------------------------ ---------------------------------------------------------
      o  Purchase commodities or commodity contracts.              o  Purchase or sell commodities or commodity
                                                                      contracts, including futures contracts.
------------------------------------------------------------ ---------------------------------------------------------

                                      B-1

     NON-FUNDAMENTAL POLICIES

Certain of the New Fund's non-fundamental investment restrictions are identical or substantially similar to fundamental policies of the Fund, as shown in the following table.

------------------------------------------------------------ ---------------------------------------------------------
 CLIPPER FUND SERIES OF CLIPPER FUNDS TRUST (THE NEW FUND)                      CLIPPER FUND, INC.
                                                                                    (THE FUND)
------------------------------------------------------------ ---------------------------------------------------------

The New Fund may not:                                        The Fund may not:
------------------------------------------------------------ ---------------------------------------------------------
      o  Purchase securities on margin, except that                o  Purchase securities on margin, except that
         the Fund may obtain such short-term                          the Fund may obtain such short-term
         credits as necessary for the clearance of                    credits as necessary for the clearance of
         purchases and sales of securities.                           purchases and sales of securities.
------------------------------------------------------------ ---------------------------------------------------------
      o  Invest more than 15% of its total assets in               o  Invest in the securities of foreign
         foreign securities that are listed on a                      issuers and obligors if, as a result
         principal foreign securities exchange or                     more than 15% of the Fund's total assets
         over-the-counter market, are represented by                  would be invested in such securities.
         American Depositary Receipts listed on a
         domestic securities exchange, or are traded
         in the U.S. over-the-counter market.
------------------------------------------------------------ ---------------------------------------------------------
      o  Hold foreign currency as an investment or                 o  Invest in foreign currency or in forward
         invest in foreign currency contracts.                        foreign currency contracts.  However,
                                                                      the Fund may convert U.S. dollars into
                                                                      foreign currency in order to effect
                                                                      securities transactions on foreign
                                                                      securities exchanges.
------------------------------------------------------------ ---------------------------------------------------------
      o  Invest more than 10% of its net assets in                 o  Invest in any restricted securities,
         illiquid securities, including without                       including privately sold bonds,
         limitation securities subject to                             debentures or other debt securities or
         contractual or legal restrictions on resale                  other illiquid assets, including
         because they have not been registered under                  repurchase agreements maturing in over
         the Securities Act of 1933, as amended, and                  seven days and securities which do not
         securities such as repurchase agreements                     have readily available market quotations
         having a maturity of longer than seven                       if, as a result, more than 10% of the
         days.                                                        Fund's total assets would be invested in
                                                                      such securities.
------------------------------------------------------------ ---------------------------------------------------------
                                                                      The Fund also has a non-fundamental
                                                                      restriction pursuant to which it may not
                                                                      invest more than 10% of its net assets
                                                                      in all forms of illiquid investments, as
                                                                      determined pursuant to applicable SEC rules
                                                                      and regulations.
------------------------------------------------------------ ---------------------------------------------------------
      o  Make investments for the purpose of                       o  Make investments for the purposes of
         exercising control or management.                            exercising control or management.
         Investments by the Fund in wholly-owned
         investment entities created under the laws
         of certain countries will not be deemed the
         making of investments for the purpose of
         exercising control or management.
------------------------------------------------------------ ---------------------------------------------------------

                                      B-2

                                   APPENDIX C

                               CLIPPER FUND, INC.

                          NOMINATING COMMITTEE CHARTER

I.   COMMITTEE ORGANIZATION

     (a) The nominating Committee ("the Committee"), a committee established by the Board of Directors (the "Board"), shall be comprised solely of members of the Board who are not considered "interested persons" of the Fund under the
Investment Company Act of 1940, as amended (the "Act").

     (b) The Board will appoint the members of the Committee. If the Board has not designated a Chair of the Committee, the members of the Committee may designate a Chair by majority vote of the full Committee membership. The
Committee shall be composed of at least two members. The Fund's Secretary shall serve as Secretary of the Committee.

     (c) The Committee shall meet with such frequency, and at such times, as determined by the Committee Chair or a majority of the Committee members. The
Committee Chair will prepare the agenda for each meeting, in consultation with others as appropriate. The Chair will cause notice of each meeting, together with the agenda and any related materials, to be sent to each member, normally at least one week before the meeting. The Chair will cause minutes of each
Committee meeting to be prepared and distributed to Committee members for approval at the following meeting. The Committee may ask Fund counsel, representatives of Davis Selected Advisers, L.P. ("Davis"), or others to attend
Committee meetings and provide pertinent information as necessary.

                                      C-1

II.  DUTIES AND RESPONSIBILITIES

     The Committee shall:

     (a) Evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of independent director skills and characteristics. In doing so, the Committee shall take into account all factors it considers relevant, including without limitation experience, demonstrated capabilities, independence, commitment, reputation, background, diversity, understanding of the investment business, and understanding of business and financial matters generally. See Appendix A for relevant factors for consideration.

     (b) Identify and screen director candidates for appointment to the Board, and submit final recommendations to the full Board for approval. The Committee may consider candidates suggested by Davis, and may involve Davis representatives in screening candidates. However, the decision to approve candidates for submission to the Board shall be made exclusively by the
Committee.

     (c) Review independent director compensation at least every two years, and expense reimbursement policies as appropriate. The Committee shall make recommendations on these matters to the full Board. Director compensation recommendations may take into account the size of the Fund, the demands placed on the independent directors, the practices of other mutual fund groups, the need to attract and retain qualified independent directors, any relevant regulatory or judicial developments, and other considerations deemed appropriate by the Committee.

     (d) Review memoranda prepared by Fund counsel relating to positions, transactions and relationships that could reasonably bear on the independence of directors or raise concerns regarding potential conflicts of interest.

     (e) Make recommendations to the full Board concerning the appointment of independent directors to the Board's committees and, if considered desirable, the appointment of the Chair of each Board committee and periodic changes in those appointments and designations.

III. SHAREHOLDER NOMINATIONS

     Shareholders may submit for the Committee's consideration recommendations regarding potential independent Board member nominees. No eligible shareholder or shareholder group may submit more than one independent Board member nominee each calendar year.

     (a) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

          (i) The nominee must satisfy all qualifications provided herein and in the Fund's organizational documents, including qualification as a possible independent Board member.

                                      C-2

          (ii) The nominee may not be the nominating shareholder, a member of a nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.(1)

          (iii) Neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

          (iv) Neither the nominee nor any immediate family member of the nominee may have accepted directly or indirectly, during the year of the election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

          (v) The nominee may not be an executive officer, director (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

          (vi) The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the Act).

          (vii) A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Committee.

     (b) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

          (i) Any shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the
Fund's securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nominating. In addition, such securities must continue to be held through the date of the nomination. In addition, such securities must continue to be held through the date of the meeting and the nominating shareholder or shareholder group must bear the economic risk of the investment.

          (ii) The nominating shareholder or shareholder group may not qualify as an adverse holder - i.e., if such shareholder were required to report beneficial ownership of its securities, its report would be filed on Securities
Exchange Act Schedule 13G instead of Schedule 13D in reliance on Securities
Exchange Act Rule 13d-1(b) or (c).

------------------
(1) Terms such as "immediate family member" and "control" shall be interpreted in accordance with the federal securities laws.

                                      C-3

     (c) Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Fund's Secretary. In order for a submission of a nominee to be considered, such submission must include:

          (i) the shareholder's contact information;

          (ii) the nominee's contact information and the number of Fund shares owned by the proposed nominee;

          (iii) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by
Regulation 14A of the Securities Exchange Act; and

          (iv) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Fund's proxy statement, if so designated by the Committee and the Fund's Board.

     It shall be in the Committee' sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

IV.  AUTHORITY AND RESOURCES

     The Committee shall have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Committee in identifying, screening and attracting independent directors.

V.   POLICIES AND PROCEDURES

     In meeting its responsibilities, the Committee shall:

     (a) Provide oversight regarding the orientation of new independent directors. The Committee Chair shall designate an experienced independent director to assist, and be available to, each new independent director during his or her first year of service on the Board.

     (b) Consider, at such times as the Committee may deem appropriate, whether the composition of the Board and its committees reflect an appropriate blend of skills, backgrounds and experience, in relation to the goal of maximizing their effectiveness. The Committee shall also consider the effectiveness of meetings, including their frequency, scheduling and duration, adequacy and focus of agendas, materials and presentations, and Board member attendance.

     (c) Periodically review and reassess the adequacy of this Charter, and recommend to the full Board any changes deemed advisable.

ADOPTED:  JUNE 2, 2004, AS AMENDED

                                      C-4

                                   APPENDIX A

                                       TO

                          NOMINATING COMMITTEE CHARTER

            POTENTIAL MUTUAL FUND BOARD MEMBER QUALIFICATION FACTORS

Working Background

o    Current or past membership on board of registered investment company

o    Board or executive position with money management organization

o    Board or executive position with broker-dealer organization

o    Board or executive position with any other financial, technology or marketing organization

o    Board or financial position with any other substantial publicly-held business organization

o    Accounting or legal position representing any of the above businesses

o    Academic background and specialty in areas relevant to any of the above businesses

Other Background Considerations

o    Mix of skills on board

o    Mix of generations on board

o    Diversity of personal backgrounds on board

Personal Characteristics

o    Reputation for integrity

o    Ability to apply good business sense, with appreciation for the role of the board

o    Ability to work with other directors as a team

o    Ability to balance critical thinking with avoidance of unnecessary confrontation

o    Sufficient stature to provide shareholder assurance of qualification

o    Ability to commit necessary time

o    Personal and financial independence from management

o    Nominees may not have any felony convictions or any felony or misdemeanor convictions involving the purchase or sale of a security.

o    No person shall be qualified to be a Board member if the Committee, in consultation with counsel to the independent Board members, has determined that such person, if elected as a Board member, would cause the Fund to be in violation of or not in compliance with (a) applicable law, regulation or regulatory interpretation, (b) the Fund's organizational documents, or (c)
     any general policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be comprised of independent Board members.

                                      C-5

                                   APPENDIX D

              FORM OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACT

     This INVESTMENT ADVISORY AGREEMENT (this "Agreement") is made as of the 1st day of January, 2006, by and between Clipper Fund, an open-end, management investment company organized as a corporation under the laws of the State of
California (the "Corporation"), and Davis Selected Advisers, L.P. ("DSA" serving as adviser), a Colorado limited partnership and Davis Selected Advisers-NY, Inc.
("DSA-NY" serving as sub-adviser), a Delaware corporation.

     WHEREAS, the Corporation is registered as a open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");
and

     WHEREAS, both DSA and DSA-NY are registered as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

     WHEREAS, the Corporation wishes to retain DSA and DSA-NY (hereinafter referred to jointly as the "Adviser") to provide certain investment advisory services pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advisory services;

     NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

     1. Appointment of Adviser. The Corporation hereby appoints the Adviser to serve as investment adviser and sub-adviser to the Corporation for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. Duties of the Corporation. The Corporation shall at all times keep the
Adviser fully informed with regard to the securities and other property owned by it, its funds available (or to become available) for investment, and generally as to the condition of its affairs. It shall furnish the Adviser with such other documents and information with regard to its affairs as the Adviser may from time to time reasonably request.

     3. Duties of Adviser.

     (a)  Subject to the supervision of the Directors of the Corporation, the
          Adviser shall regularly provide the Corporation with investment research, advice, management and supervision and shall furnish a continuous investment program for the Corporation consistent with the
          Corporation's investment objectives, policies and restrictions. The
          Adviser shall determine from time to time what securities or other property shall be purchased, retained or sold by the Corporation, and shall implement those decisions, all subject to the provisions of the
          Corporation's Declaration of Corporation, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state

                                      D-1

          law, as well as the investment objectives, policies and restrictions of the Corporation as stated in its prospectus, as each of the foregoing may be amended from time to time.

     (b)  The Adviser shall place orders pursuant to its investment determinations for the Corporation either directly with the issuer or with any broker, dealer or futures commission merchant (collectively, a "broker"). In the selection of brokers and the placing of orders for the purchase and sale of portfolio investments for the Corporation, the Adviser shall seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the
          Corporation the most favorable price and execution available, the
          Adviser, bearing in mind the Corporation's best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Directors may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Corporation to pay a broker that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Corporation and to other clients of the Adviser as to which the Adviser exercises investment discretion. The Adviser shall also provide advice and recommendations with respect to other aspects of the business and affairs of the
          Corporation, and shall perform such other functions of management and supervision, as may be directed by the Directors.

     (c)  The Adviser, at its expense, shall supply the Directors and officers of the Corporation with statistical information and reports reasonably requested by them and reasonably available to the Adviser. The Adviser shall oversee the maintenance of all books and records with respect to the Corporation's portfolio transactions in accordance with all applicable federal and state laws and regulations and shall perform such other administrative, bookkeeping or clerical duties as may be agreed upon by the parties. In compliance with the requirements of
          Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that any records which it maintains for the Corporation are the property of the
          Corporation, and further agrees to surrender promptly to the
          Corporation or its agents any of such records upon the Corporation's request. The Adviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act. The

                                      D-2

          Adviser shall authorize and permit any of its Directors, officers and employees who may be elected as Directors or officers of the
          Corporation to serve in the capacities in which they are elected. The
          Adviser may enter into a contract with one or more other parties in which the Adviser delegates to such party or parties any or all of the duties specified in this sub-paragraph (c) of Paragraph 3.

     (d)  Other than as herein specifically indicated, the Adviser shall not be responsible for the expenses of the Corporation. Specifically (but without limitation), the Adviser shall not be responsible for any of the following expenses of the Corporation, which expenses shall be borne by the Corporation: advisory fees; distribution fees; interest;
          taxes; governmental fees; fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; the cost (including brokerage commissions or charges, if any) of securities or other property purchased or sold by the
          Corporation and any losses in connection therewith; fees of custodians, transfer agents, registrars, fund accounting,
          administrators or other agents; legal expenses; expenses of preparing share certificates; expenses relating to the redemption or repurchase of the Corporation's shares; expenses of registering and qualifying shares of the Corporation for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses, reports, notices and dividends to
          Corporation shareholders; costs of shareholders' and other meetings of the Corporation; Directors' fees; audit fees; travel expenses of
          Directors who are not "interested persons" of the Adviser; and the
          Corporation's pro rata portion of premiums on any fidelity bond and other insurance covering the Corporation and its officers and
          Directors.

     4. Director/Officer/Employee Independence from Adviser. No Director, officer or employee of the Corporation shall receive from the Corporation any salary or other compensation as such Director, officer or employee while he or she is at the same time a Director, officer, or employee of the Adviser or any affiliated company of the Adviser. This Paragraph 4 shall not apply to
Directors, executive committee members, consultants and other persons who are not regular members of the Adviser's or any affiliated company's staff.

     5. Investment Advisory Fee. As compensation for the services performed and expenses assumed by the Adviser with respect to the Corporation, including the services of any consultants, investment advisers or other parties retained by the Adviser, the Corporation shall pay the Adviser an annual fee, payable on a monthly basis, at annual rates described in Schedule A, based upon the
Corporation's average daily net assets. The payment of the foregoing fee shall be made within thirty (30) days of the end of each month. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to the number of days in such month. For purposes of this Agreement and except as otherwise provided herein, the average daily net assets of the Corporation shall be calculated pursuant to procedures adopted by the Directors of the Corporation for calculating the value of the Corporation's net assets or delegating such calculations to third parties.

     6. Limitation on Adviser's Liability. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties

                                      D-3

hereunder, the Adviser shall not be subject to any liability to the Corporation or any of its shareholders for any act or omission in the course of, or connected with, rendering services hereunder other than a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

     7. Indemnification of Adviser for Prior Events. The Corporation agrees to indemnify and hold harmless the Adviser and any of its controlling persons, or any partners, Directors, officers and/or employees of any of the foregoing, are parties, the Corporation agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability or expense (including, without limitation, reasonable attorneys' and accountants'
fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability or expense arises out of or is based upon any demands, claims, liabilities, expenses, lawsuits, actions or proceedings relating to actions or omission by the Corporation's former investment adviser prior to the date of this Agreement.

     8. Other Employ of Adviser. Nothing in this Agreement shall limit or restrict the right of any Director, officer, or employee of the Adviser who may also be a director, officer, or employee of the Corporation to engage in any other business or to devote his or her time and attention to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, or limit or restrict the right of the Adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other Corporation, firm, individual or association.

     9. Term. This Agreement shall terminate on May 30, 2006 unless it has been approved by a majority of the Corporation's shareholders. If so approved, then unless sooner terminated, this Agreement shall continue until the second anniversary hereof and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Directors or vote of a majority of the Corporation's shareholders, provided that in either event its continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the
1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

     10. Termination; No Assignment. This Agreement may be terminated at any time, without the payment of any penalty, by the Corporation or by vote of a majority of the Corporation's out-standing voting securities (as defined in the
1940 Act) on 60 days' written notice to DSA, or by DSA on 60 days' written notice to the Corporation. This Agreement shall terminate automatically in the event of its assignment by the Adviser and shall not be assignable by the
Corporation without the consent of the Adviser. Any termination of this
Agreement pursuant to Paragraph 9 shall be without the payment of any penalty.
This Agreement shall not be materially amended unless such amendment is approved by the vote of a majority of the outstanding voting securities of the
Corporation (provided that such shareholder approval is required by the 1940 Act and the rules and regulations thereunder, giving effect to any interpretations of the Securities and Exchange Commission and its staff), and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors who are not interested persons of the Corporation or of the Adviser.

                                      D-4

     11. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This
Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

     12. Definitions. As used in this Agreement, the terms "assignment,"
"interested person," and "majority of the outstanding voting securities" shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted, issued or adopted by the Securities and Exchange
Commission or its staff by any rule, regulation, or order; and the term
"brokerage and research services" shall have the meaning given in the Securities
Exchange Act of 1934, as amended, and the rules and regulations thereunder.

     13. Choice of Law; Interpretation. This Agreement shall be governed by the internal laws, and not the law of conflicts of laws, of the State of California;
provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or any rule or regulation of the Securities and
Exchange Commission thereunder.

     14. Non-Public Personal Information. Notwithstanding any provision herein to the contrary, the Adviser hereto agrees on behalf of itself and its
Directors, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Corporation (a) all records and other information relative to the Corporation's prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal
Information, as defined under Section 248.3(t) of Regulation S-P ("Regulation
S-P"), promulgated under the Gramm-Leach-Bliley Act (the "GLB Act"), and (2)
except after prior notification to and approval in writing by the Corporation, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the GLB Act, and if in compliance therewith, the privacy policies adopted by the Corporation and communicated in writing to the
Manager. Such written approval shall not be unreasonably withheld by the
Corporation and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

     15. Anti-Money Laundering Compliance. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act of 2001, and any implementing regulations thereunder (together, "AML Laws"), the
Corporation has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Corporation's Anti-Money Laundering Policy and the AML Laws, as
the same may apply to the Adviser, now and in the future. The Adviser further agrees to provide to the Corporation and/or the Corporation's administrator such reports, certifications and contractual assurances as may be reasonably requested by the Corporation. The Corporation may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

                                      D-5

     16. Certifications; Disclosure Controls and Procedures. The Adviser
acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the
"Sarbanes-Oxley Act"), and the implementing regulations promulgated thereunder, the Corporation is required to make certain certifications and has adopted disclosure controls and procedures. To the extent reasonably requested by the
Corporation, the Adviser agrees to use its best efforts to assist the
Corporation in complying with the Sarbanes-Oxley Act and implementing the
Corporation's disclosure controls and procedures. The Adviser agrees to inform the Corporation of any material development related to the Corporation that the
Adviser reasonably believes is relevant to the Corporation's certification obligations under the Sarbanes-Oxley Act.

     17. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

     18. Headings. Headings contained in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     [NOTE: THE PROVISIONS OF SECTION 19APPEAR ONLY IN THE FORM OF THE NEW
ADVISORY CONTRACT FOR THE NEW FUND]

     [19. Limitation of Liability. The Adviser agrees that the obligations assumed by the Trust under this contract with respect to any Portfolio shall be limited in all cases to the Portfolio and its assets. The Adviser agrees that it shall not seek satisfaction of any such obligation from any other Portfolio, from the shareholders or any individual shareholder of the Portfolio or the
Trust or the Trustees, officers or any individual Trustee or officer of the
Trust. The Adviser understands and acknowledges that the rights and obligations of each Portfolio of the Trust under the Trust's Declaration of Trust are separate and distinct from those of any and all other Portfolios.

     Any obligations of the Trust entered into in the name or on behalf thereof by any of its Trustees or officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the
Trustees or officers, shareholders, representatives or agents of the Trust personally, but bind only the Trust property, and all persons dealing with any
Portfolio of the Trust must look solely to the Trust property belonging to such
Portfolio for the enforcement of any claims against the Trust.]

                                                   **SIGNATURE PAGE FOLLOWS**

                                      D-6

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their Officers thereunto duly authorized.

Clipper Fund, Inc.

------------------------------------------
Kenneth Eich
Principal Executive Officer

Davis Selected Advisers, L.P.
By Davis Investments, LLC (General Partner)

------------------------------------------
Thomas Tays
Vice President

Davis Selected Advisers-NY, Inc.

------------------------------------------
Thomas Tays
Vice President

                                      D-7

                              Advisory Fee Schedule
                                   Schedule A

         Annual Rate                        Net Assets of Fund
         0.65% of.................................First $500 million
         0.60% of.................................Second $500 million
         0.55% of.................................Next $2 billion
         0.54% of.................................Next $1 billion
         0.53% of.................................Next $1 billion
         0.52% of.................................Next $1 billion
         0.51% of.................................Next $1 billion
         0.50% of.................................Next $3 billion
         0.485% of                                Over $10 billion

         Fee expressed as a percentage of net assets

                                      D-8

FORM N-14 PART B
                                  CLIPPER FUND

                    PROXY STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 15, 2006

2949 East Elvira Road, Suite 101, Tucson, Arizona 85706
1.800.279.0279

This Proxy Statement of Additional Information is not a Prospectus. This
document contains additional information about Clipper Fund and supplements information in the Proxy Statement/Prospectus dated February 15, 2006. It should be read together with the Proxy Statement and Prospectus, which may be obtained without charge by writing Clipper Fund at 2949 East Elvira Road, Suite 101,
Tucson, Arizona 85706 or calling Clipper Funds Shareholder Services toll free at
1-800-432-2504 during business hours, 9 a.m. to 6 p.m. Eastern time.

This Proxy Statement of Additional Information of Clipper Fund, an authorized series of Clipper Fund Trust. consists of this cover page and the below listed documents. Each of the documents is incorporated by reference to the documents filed by Clipper Fund Trust (1933 Act Number 333-124255, CIK Number 0001316506)
on EDGAR on the dates indicated. Shareholders may request paper copies of each of the following documents by calling Clipper Funds Shareholder Services toll free at 1-800-432-2504 during business hours, 9 a.m. to 6 p.m. Eastern time:

1. Clipper Fund Prospectus (Clipper Fund an authorized series of Clipper Funds
Trust) dated February 13, 2006 (485B POS filed on Edgar 02/13/06).

2. Clipper Fund Statement of Additional Information (Clipper Fund an authorized series of Clipper Funds Trust) dated February 13, 2006 (485a POS filed on Edgar
02/13/06).

3. Clipper Fund Prospectus (Clipper Fund, Inc.) dated May 1, 2005, as supplemented January 9, 2006 (485B POS filed on Edgar 05/25/05, Rule 497(e)
filed on Edgar 01/06/06).

4. Clipper Fund Statement of Additional Information (Clipper Fund, Inc.) dated
May 1, 2005 (485B POS filed on Edgar 04/25/05).

5. Clipper Fund, Inc. Annual Report as of December 31, 2004 (N-CSR filed on
Edgar 03/09/05).

6. Clipper Fund, Inc. Semi-Annual Report as of June 30, 2005 (N-CSR filed on
Edgar 09/02/05).

7. Financial statements for Clipper Funds Trust are not included since is a shell formed for the purpose of receiving the assets and liabilities of Clipper
Fund, Inc. in a reorganization. Clipper Funds Trust has entered into a written undertaking not to issue shares prior to the proposed reorganization.

                               CLIPPER FUNDS TRUST
                                    FORM N-14

                                     PART C

                                OTHER INFORMATION

Item 15.  Indemnification

Article V, Section 5.2 of the Trust's Declaration of Trust provides that the
Trust shall indemnify each of its Trustees and may indemnify each of its officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, to the fullest extent permitted by law.
The Trustees shall make advance payments in connection with any indemnification under Section 5.2 to the fullest extent permitted by law.

The Trust hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust in a manner consistent with Release No. 11330 and
Release No. 7221 of the Securities and Exchange Commission under the Investment
Company Act of 1940, as amended, so long as the interpretation of Section 17(h)
and 17(i) of such Act remain in effect. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable.
In the event that a claim for indemnification against such liabilities (other than payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of an action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, Clipper Funds Trust's Trustees and officers are covered under a policy to indemnify them for loss (subject to certain deductibles) including costs of defense incurred by reason of alleged errors or omissions, neglect or breach of duty. The policy has a number of exclusions including alleged acts, errors, or omissions which are finally adjudicated or established to be deliberate, dishonest, malicious or fraudulent or to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties in respect to any registered investment company.

Item 16. Exhibits

(1) Declaration of Trust incorporated by reference to Exhibit 22(a) of
Registrant's registration statement filed on Edgar on April 22, 2005.

(2) By-Laws of the Trust incorporated by reference to Exhibit 22(b) of
Registrant's registration statement filed on Edgar on April 22, 2005.

(3) Voting Trusts Not Applicable.

(4) Agreement and Plan of Reorganization and Termination filed herein in Part A as Appendix A to the Proxy Statement/Prospectus.

(5) Rights of Shareholders See Sections 5.3, 6.8, 6.17, 6.18, 6.19, 7.2 and 7.3
and Article 8 in the Declaration of Trust referenced in Exhibit(1), and Section
2 of the Bylaws referenced in Exhibit(2).

(6) Form of Investment Advisory Agreement filed herein in Part A as Appendix D to the Proxy Statement/Prospectus.

(7) Form of Underwriting Agreement incorporated by reference to Exhibit 22(e) of
Registrant's registration statement filed on Edgar on January 9, 2006.

(8) Profit Sharing Not Applicable.

(9) Custodian Agreement incorporated by reference to Exhibit 22(g) of
Registrant's registration statement filed on Edgar on April 22, 2005.

(10) Rule 12b-1 Plan Not Applicable.

(11)* Form of Opinion and Consent of Counsel filed herein.

(12) Form of Tax Opinion and Consent of Counsel - incorporated by reference to
Exhibit 12 of Part C of Registrant's Form N-14 filed on Edgar on June 2, 2005.

(13) Other Material Contracts Not Applicable.

(14) Other Consents Consent of Independent Registered Public Accounting Firm
incorporated by reference to Exhibit 14 of Part C of Registrant's Form N-14 filed on Edgar on June 2, 2005.

(15) Omitted Financial Statements Not Applicable.

(16) Powers of Attorney - incorporated by reference to Exhibit 22(q)(1)&(2) of
Registrant's registration statement filed on Edgar on January 9, 2006.

(17) Other Exhibits Form of Proxy Card filed as Exhibit (17) to Form N-14 Part C filed on Edgtar on January 10, 2006..

* filed herein.

Item 17.  Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

 (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

EXHIBIT LIST PART C OF FORM N-14

         EX (11) Form of Opinion and Consent of Counsel

CLIPPER FUNDS TRUST

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the registrant, in the City of Tucson, and State of Arizona on the 13th day of February, 2006.

                                        CLIPPER FUNDS TRUST

                                               *By: /s/ Thomas Tays(1)
                                                    ---------------------------
                                                        Thomas Tays
                                                        Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this Registration
Statement has been signed below by the following persons in the capacities indicated.

         Signature          Title                             Date
         ---------          -----                             ----

         Kenneth Eich(1)    Principal Executive Officer       February 13, 2006
         ---------------
         Kenneth Eich

         Douglas Haines(1) Principal Financial Officer
         ----------------- and Treasurer                      February 13, 2006
         Douglas Haines

(1)Thomas Tays signs this document on behalf of the Registrant and each of the foregoing officers pursuant to the powers of attorney filed herein as Exhibit
16.

                                                   /s/ Thomas Tays
                                                   ----------------------------
                                                   Thomas Tays
                                                   Attorney-in-Fact

CLIPPER FUNDS TRUST.

Pursuant to the requirements of the Securities Act of 1933, this Registration
Statement has been signed on February 13, 2006, by the following persons in the capacities indicated.

         Signature                                   Title
         ---------                                   -----

/s/ F. Otis Booth(2)                                 Trustee
------------------------------------
F. Otis Booth

/s/ Lawrence P. McNamee(2)                           Trustee
------------------------------------
Lawrence P. McNamee

/s/ Norman B. Williamson(2)                          Trustee
------------------------------------
Norman B. Williamson

/s/ Steven N. Kearsley(2)                            Trustee
------------------------------------
Steven N. Kearsley

/s/ Lawrence E. Harris(2)                            Trustee
------------------------------------
Lawrence E. Harris

(2)Thomas Tays signs this document on behalf of each of the foregoing persons pursuant to the powers of attorney filed herein as Exhibit 16.

/s/Thomas Tays
-----------------------
Thomas Tays
Attorney-in-Fact